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[LOGO OF FIFTH THIRD FUNDS]

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Fifth Third Funds

Institutional, Advisor, Service,
Investment A, B, and C Shares


Working hard to build your wealth!


-----------------
Prospectus
June 15, 2001

INSTITUTIONAL GOVERNMENT MONEY
MARKET FUND

INSTITUTIONAL MONEY MARKET FUND

MICHIGAN MUNICIPAL MONEY
MARKET FUND

PRIME MONEY MARKET FUND

INTERNATIONAL GDP FUND

SMALL CAP GROWTH FUND

LARGE CAP GROWTH FUND

EQUITY INDEX FUND

LARGE CAP VALUE FUND

SHORT TERM BOND FUND

INTERMEDIATE BOND FUND

BOND FUND

INTERMEDIATE MUNICIPAL BOND FUND

MICHIGAN MUNICIPAL BOND FUND

MUNICIPAL BOND FUND

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

          Fifth Third Funds     Institutional Shares
          Kent Successor Mutual Funds
                                Advisor Shares
                                Service Shares
                                Investment A Shares
                                Investment B SharesTable of Contents
                                Investment C Shares
Overview

This section provides important information about each of the money market, stock, and bond funds (the "Funds"), each a separate series of Fifth Third Funds, including:

 .the investment objective

 .principal investment strategies

 .principle risks, and

 .volatility and performance information

All funds are managed by Fifth Third Asset Management Inc.

Like all mutual funds (other than money market and stable value funds), share prices of the Funds may rise and fall in value and you could lose money. There is no guarantee that any Fund will achieve its objective.
This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

Objectives, Strategies and Risks
-----------------------------------------------------------
Fifth Third Institutional Government Money Market Fund    1
Fifth Third Institutional Money Market Fund               3
Fifth Third Michigan Municipal Money Market Fund          5
Fifth Third Prime Money Market Fund                       7
Fifth Third International GDP Fund                        9
Fifth Third Small Cap Growth Fund                        11
Fifth Third Large Cap Growth Fund                        13
Fifth Third Equity Index Fund                            15
Fifth Third Large Cap Value Fund                         17
Fifth Third Short Term Bond Fund                         19
Fifth Third Intermediate Bond Fund                       21
Fifth Third Bond Fund                                    23
Fifth Third Intermediate Municipal Bond Fund             25
Fifth Third Michigan Municipal Bond Fund                 27
Fifth Third Municipal Bond Fund                          30
Shareholder Fees and Fund Expenses
-----------------------------------------------------------
Fee Tables                                               32
Expense Examples                                         39
Additional Information About the Funds' Investments
-----------------------------------------------------------
                                                         43
Fund Management
-----------------------------------------------------------
Investment Advisor                                       50
Portfolio Managers                                       50
Fund Administration                                      51
Shareholder Information
-----------------------------------------------------------
Purchasing And Selling Fund Shares                       52
Purchasing And Adding To Your Shares                     52
Selling Your Shares                                      56
Exchanging Your Shares                                   59
Distribution Arrangements/Sales Charges
 for Stock and Bond Funds                                61
Dividends And Capital Gains                              65
Taxation                                                 65
Financial Highlights
-----------------------------------------------------------
                                                         67
Back Cover
-----------------------------------------------------------
Where to learn more about Fifth Third Funds

            Fifth Third Institutional Government Money Market Fund
                                   [GRAPHIC]
                    Current income consistent with the stability of principal.

Fundamental
Objective
Principal
Investment          The Fund invests in a broad range of U.S. Treasury bills
Strategies          and notes and other obligations issued by the U.S.
                    Government and its agencies, repurchase agreements collateralized by these securities, and shares of registered money market investment companies that invest exclusively in these securities.

                    The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may hold up to 100% of its assets in cash. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include
Investment Risks    interest rate risk, net asset value risk, and credit risk.
                    Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.
                    Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency. Although
 the Fund seeks
 to preserve the
 value of your
 investment at
 $1.00 per share,
 it is possible
 to lose money by
 investing in
 this Fund.

            Fifth Third Institutional Government Money Market Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Institutional Government Money Market Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Government Money Market Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Government Money Market Fund.

            Fifth Third Institutional Money Market Fund
                                   [GRAPHIC]
                    Current income from short-term securities consistent with
Fundamental         the stability of principal.
Objective

Principal           The Fund invests in a broad range of short-term
Investment          instruments including commercial paper, short-term
Strategies          corporate obligations and short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The securities will have short-term debt ratings in the two highest rating categories of at least two Rating Agencies or will be unrated securities of comparative quality.

                    The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may hold up to 100% of its assets in cash. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include
Investment Risks    interest rate risk, net asset value risk, and credit risk.
                    Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.
                    Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency. Although
 the Fund seeks
 to preserve the
 value of your
 investment at
 $1.00 per share,
 it is possible
 to lose money by
 investing in
 this Fund.

            Fifth Third Institutional Money Market Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Institutional Money Market Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Lyon Street Institutional Money Market Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Lyon Street Institutional Money Market Fund.

            Fifth Third Michigan Municipal Money Market Fund
                                   [GRAPHIC]
                    Current income that is exempt from federal income tax and
Fundamental         Michigan personal income tax.
Objective

Principal           The Fund normally invests at least 80% of its net assets
Investment          in municipal obligations, which consist of bonds, notes
Strategies          and commercial paper issued by states and their political
                    subdivisions that are exempt from federal income taxes.
                    The securities will have short-term debt ratings in the two highest rating categories of at least two Rating
                    Agencies or will be unrated securities of comparable quality. Normally, the Fund will invest at least 65% of its total assets in municipal obligations issued by the State of Michigan and its localities.

                    The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Fund may also hold uninvested cash reserves or invest in short-term taxable money market obligations. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include
Investment Risks    interest rate risk, net asset value risk, and credit risk.
                    Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share.
                    Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency. Although
 the Fund seeks
 to preserve the
 value of your
 investment at
 $1.00 per share,
 it is possible
 to lose money by
 investing in
 this Fund.

                    Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of money market funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When a Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

            Fifth Third Michigan Municipal Money Market Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Michigan Municipal Money Market Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Michigan Municipal Money Market Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Michigan Municipal Money Market Fund.

            Fifth Third Prime Money Market Fund
                                   [GRAPHIC]
                    Current income consistent with stability of principal.

Fundamental
Objective
Principal
Investment          The Fund manages its portfolio subject to strict SEC
Strategies          guidelines, which are designed so that the Fund may
                    maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

                    The Fund invests at least 95% of its total assets in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. government agency or instrumentality.

                    The Fund reserves the right to invest up to 5% of its portfolio in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

                    The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

Principal           The Fund's principal risks include interest rate risk, net
Investment Risks    asset value risk, and credit risk. Interest rate risk
                    involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency. Although
 the Fund seeks
 to preserve the
 value of your
 investment at
 $1.00 per share,
 it is possible
 to lose money by
 investing in
 this Fund.

            Fifth Third Prime Money Market Fund
                                   [GRAPHIC]
Volatility and Performance Information

The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time.

The returns
assume that Fund
distributions
have been
reinvested.

Past performance
does not indicate
how the Fund will
perform in the
future.
                                    [GRAPH]

        Year-by-Year Total Returns as of 12/31 For Institutional Shares

                                1990      7.92%
                                1991      5.76%
                                1992      3.37%
                                1993      2.69%
                                1994      3.83%
                                1995      5.60%
                                1996      5.04%
                                1997      5.21%
                                1998      5.13%
                                1999      4.79%


                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


                          Best quarter:      Q2 1990  1.95%
                          Worst quarter:     Q2 1993  0.65%
                          Year to Date Return (1/1/00 to 9/30/00) 4.44%

                                -----------------------------------------------


                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                1999)*
                                               ----------

                       Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                        ------------------------------------------------------------------
Institutional Shares      6/14/89       4.79%      5.16%         4.93%          5.12%
                        ------------------------------------------------------------------
Investment A Shares       8/11/92       4.53%      5.09%          N/A           4.47%
                        ------------------------------------------------------------------
Investment B Shares/1                  -0.99%      4.04%         4.15%          4.34%
/ (with applicable
Contingent Deferred
Sales Charge)

--------------------------------------------------------------------------------
------
* Performance information is not shown for Advisor shares because, as of December 31, 1999, no assets were invested in Advisor shares.
/1/Because Investment B shares commenced operations on 10/11/00 and therefore do not have a performance history, the performance for Investment B shares is based on the performance for Investment A shares, adjusted to reflect the expenses and sales charges for Investment B shares.

To obtain current yield information, call 1-888-799-5353.

            Fifth Third International GDP Fund
                                   [GRAPHIC]
                    Long-term capital appreciation.

Fundamental
Objective
Principal           Under normal market conditions, the Fund invests at least
Investment          65% of its total assets in the common and preferred stocks
Strategies          of companies located in at least three countries in
                    Europe, Australia and the Pacific Rim.

                    The Advisor considers a country's Gross Domestic Product ("GDP") and (to a lesser extent) market capitalization relative to other countries when determining region and country allocations among Europe, Australia and the Far East. Allocation among companies is determined based on a stock's market capitalization and industry attractiveness. In using GDP as the primary consideration in determining country weightings, the Advisor focuses more on the size of a country's economy and less on the aggregate value of a country's stock market. Individual stocks are selected from the countries represented in the Morgan Stanley Capital International GDP Europe, Australasia, and Far East Equity Index(R)/1/ (the "EAFE-GDP Index"). The allocation of Fund assets may shift from time to time from countries that the Fund considers overvalued to countries that it considers undervalued. Although the Fund seeks to equal or exceed the return of the EAFE-GDP Index, the Fund may invest its assets in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in the index it attempts to replicate. The Fund may at times invest more than 25% of its total assets in a particular country.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in equity securities, such as the risk
                    of sudden and unpredictable drops in value or periods of lackluster performance.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized, and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as some countries in Asia. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.


                    The International GDP Fund may invest more than 25% of its assets in a particular foreign country. A concentration of investments in any one country could expose the Fund to increased risk due to changes in the economic or political environment within that country.
------
/1/"EAFE-GDP" is a registered service mark of Morgan Stanley Capital
  International, which does not sponsor and is in no way affiliated with the Fund.

            Fifth Third International GDP Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the International GDP Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent International Growth Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent International Growth Fund.

            Fifth Third Small Cap Growth Fund
                                   [GRAPHIC]
                    Long-term capital appreciation.

Fundamental
Objective
Principal
Investment          Under normal market conditions, the Fund invests at least
Strategies          65% of its total assets in the equity securities of a
                    diverse group of companies whose market capitalizations are less than $2 billion at the time of purchase. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding.
                    The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets. Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York Stock Exchange companies.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in equity securities, such as the risk
                    of sudden and unpredictable drops in value or periods of lackluster performance. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.


                    The Fund also invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

            Fifth Third Small Cap Growth Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Small Cap Growth Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Small Company Growth Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Small Company Growth Fund.

            Fifth Third Large Cap Growth Fund
                                   [GRAPHIC]
Fundamental         Long-term capital appreciation.
Objective

Principal           Under normal market conditions, the Fund invests at least
Investment          65% of its total assets in equity securities of U.S.
Strategies          companies with at least $5 billion in market
                    capitalization. The Fund intends to invest at least 65% of its total assets in securities of companies that the Advisor believes have potential for above-average growth as measured by projected earnings per share and growth in sales.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in equity securities, such as the risk
                    of sudden and unpredictable drops in value or periods of lackluster performance.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    The Fund invests in growth oriented stocks, which may be sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

                    Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

            Fifth Third Large Cap Growth Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Large Cap Growth Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Large Company Growth Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Large Company Growth Fund.

            Fifth Third Equity Index Fund
                                   [GRAPHIC]
                    Long-term capital appreciation with current income as a
Fundamental         secondary objective.
Objective

Principal           To achieve its objectives, the Fund invests substantially
Investment          all of its assets in common stock of companies that make
Strategies          up the Standard & Poor's 500 Composite Stock Price
                    Index(R) ("S&P 500")/1/. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of
                    0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses.
                    Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in equity securities, such as the risk
                    of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. Securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P
                    500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.


                    There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.
------
/1/"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

            Fifth Third Equity Index Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Equity Index Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Index Equity Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Index Equity Fund.

            Fifth Third Large Cap Value Fund
                                   [GRAPHIC]
Fundamental         Long-term capital appreciation with current income as a
Objective           secondary objective.

Principal           Under normal market conditions, the Fund invests at least
Investment          65% of its total assets in equity securities of U.S.
Strategies          companies with at least $5 billion in market
                    capitalization. The Fund intends to invest in equity securities of companies that the Advisor believes are undervalued and have potential for capital appreciation and income. When selecting equity securities, the Advisor considers an issuer's balance sheet stability, cash flow, and potential earnings growth. While some stocks may be purchased primarily for income, most stocks will be purchased for capital appreciation. The Fund expects to earn current income mainly from stock dividends and from interest on convertible bonds and preferred stock.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in equity securities, such as the risk
                    of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    The Fund invests in value stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Value stocks present the risk that they may not perform as well as other types of stocks, such as growth stocks.

                    Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

            Fifth Third Large Cap Value Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Large Cap Value Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Growth and Income Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Growth and Income Fund.

            Fifth Third Short Term Bond Fund
                                   [GRAPHIC]
Fundamental         Current income.
Objective

Principal           Under normal market conditions, the Fund invests at least
Investment          65% of its total assets in corporate and government debt
Strategies          securities. The Fund is permitted to purchase U.S.
                    Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities) and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality. The Fund will maintain a dollar-weighted average portfolio maturity of between one and three years.


                    While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield, can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.


                    The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

            Fifth Third Short Term Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Short Term Bond Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Short Term Bond Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Short Term Bond Fund.

            Fifth Third Intermediate Bond Fund
                                   [GRAPHIC]
Currently named Fifth Third Bond Fund for Income, to be named Fifth Third
 Intermediate Bond Fund effective October 29, 2001

Fundamental         High level of current income.
Objective

Principal           Under normal market conditions, the Fund invests at least
Investment          65% of total assets in the following types of investment
Strategies          grade securities: corporate securities and securities of
                    the U.S. Treasury and U.S. Government agencies and instrumentalities. At the time of investment, each of those securities has a remaining maturity or average life of 3 to 10 years and is rated as investment grade.
                    Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

                    The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates. Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if Fifth Third Bank believes that the Fund can realize such appreciation without foregoing its objective of high current income.

                    The Fund reserves the right to invest up to 35% of total assets in other securities, such as money market instruments.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as, the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

            Fifth Third Intermediate Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information

The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time, as
well as compared
to a broad-based
securities index.
The Lehman
Brothers
Intermediate
Government/Corporate
Index ("LBIGC")
is an unmanaged
index generally
representative of
the performance
of the bond
market as a
whole.

The returns
assume that Fund
distributions
have been
reinvested. The
returns for
Investment C
shares will
differ from the
returns for
Investment A
shares (which are
shown in the bar
chart) because of
differences in
expenses of each
class. The table
assumes that
shareholders
redeem their fund
shares at the end
of the period
indicated.

Past performance
does not indicate
how the Fund will
perform in the
future.

                                    [GRAPH]

        Year-by-Year Total Returns as of 12/31 For Investment A Shares

                                1990      8.24%
                                1991     14.62%
                                1992      6.32%
                                1993      8.67%
                                1994     -6.40%
                                1995     16.95%
                                1996      1.86%
                                1997      7.27%
                                1998      7.40%
                                1999     -0.80%



                          Best quarter:    Q2 1995  5.95%
                          Worst quarter:   Q2 1994 -3.55%
                          Year to Date Return (1/1/00 to
                           9/30/00) 5.20%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


                                -----------------------------------------------


                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                1999)*
                                               ----------

                         Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                        ---------------------------------------------------------------------
Institutional Shares/1/      1/1/83      -0.55%      6.46%         6.26%          8.03%
                        ---------------------------------------------------------------------
Investment A Shares          1/1/83      -5.23%      5.38%         5.73%          7.72%
(with 4.50% sales
charge)
                        ---------------------------------------------------------------------
Investment C Shares/2/       1/1/83      -1.20%      5.56%         5.28%          7.01%
(with applicable
Contingent Deferred
Sales Charge)
                        ---------------------------------------------------------------------
                                                                             (Since 12/31/82)
LBIGC                                     0.39%      7.09%         7.25%          8.76%

--------------------------------------------------------------------------------
------
* Performance information is not shown for Advisor shares because, as of December 31, 1999, no assets were invested in Advisor shares.
/1/The Fund first offered Institutional shares on 8/11/98. The quoted performance of the Fund for the period prior to 8/11/98 reflects the performance for Investment A shares. Investment A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
/2/The performance of Investment C shares is based on the performance for Investment A shares, adjusted to reflect the expenses and sales charges for Investment C shares, for the period prior to the commencement of operations of Investment C shares on January 27, 1997.

            Fifth Third Bond Fund
                                   [GRAPHIC]
Currently named Fifth Third Quality Bond Fund, to be named Fifth Third Bond Fund effective October 29, 2001

Fundamental         High current income. Capital growth is a secondary
Objective           objective.

Principal           Under normal market conditions, the Fund invests at least
Investment          65% of total assets in U.S. Treasury bills, notes and
Strategies          bonds, securities of U.S. Government agencies and
                    instrumentalities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. At the time of investment, each of those securities has a remaining maturity or average life of 7 to 20 years. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard &
                    Poor's, or in the Baa major rating category by Moody's, or unrated equivalents as determined by the Fund's investment manager.

                    The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

                    The Fund reserves the right to invest up to 35% of total assets in other securities, such as money market instruments.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.


                    The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

                    From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

            Fifth Third Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information
The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time, as
well as compared
to a broad-based
securities index.
The Lehman
Brothers
Aggregate Bond
Index ("LBAB") is
an unmanaged
index generally
representative of
the performance
of the bond
market as a
whole.
The returns
assume that Fund
distributions
have been
reinvested. The
returns for
Investment B and
C shares will
differ from the
returns for
Investment A
shares (which are
shown in the bar
chart) because of
differences in
expenses of each
class. The table
assumes that
shareholders
redeem their fund
shares at the end
of the period
indicated.
Past performance
does not indicate
how the Fund will
perform in the
future.
                                    [GRAPH]

        Year-by-Year Total Returns as of 12/31 For Investment A Shares

                                1990      8.04%
                                1991     14.65%
                                1992      6.00%
                                1993      7.52%
                                1994     -3.90%
                                1995     17.18%
                                1996      1.85%
                                1997      8.20%
                                1998      8.45%
                                1999     -2.34%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:    Q2 1995  5.76%
                          Worst quarter:   Q1 1994 -3.16%
                          Year to Date Return (1/1/00 to
                           9/30/00) 5.35%

                                -----------------------------------------------
                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                1999)*
                                               ----------

                         Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                        ---------------------------------------------------------------------
Institutional Shares/1/      1/1/83      -2.10%      6.53%         6.41%          7.87%
                        ---------------------------------------------------------------------
Investment A Shares          1/1/83      -6.77%      5.39%         5.84%          7.52%
(with 4.50% sales
charge)
                        ---------------------------------------------------------------------
Investment B Shares/2/       1/1/83      -7.96%      5.22%         5.53%          7.01%
(with applicable
Contingent Deferred
Sales Charge)
                        ---------------------------------------------------------------------
Investment C Shares/3/       1/1/83      -2.72%      5.65%         5.56%          7.03%
(with applicable
Contingent Deferred
Sales Charge)
                        ---------------------------------------------------------------------
                                                                             (Since 12/31/82)
LBAB                                     -0.83%      7.73%         7.69%          9.50%

--------------------------------------------------------------------------------
------
* Performance information is not shown for Advisor shares because, as of December 31, 1999, no assets were invested in Advisor shares.
/1/The Fund first offered Institutional shares on 8/11/98. The quoted performance of the Fund for the period prior to 8/11/98 reflects the performance for Investment A shares. Investment A shares of the Fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.
/2/Because Investment B shares commenced operations on 10/11/00 and therefore do not have a performance history, the performance for Investment B shares is based on the performance for Investment A shares, adjusted to reflect the expenses and sales charges for Investment B shares.
/3/The performance of Investment C shares is based on the performance for Investment A shares, adjusted to reflect the expenses and sales charges for Investment C shares, for the period prior to the commencement of operations of Investment C shares on April 25, 1996.

            Fifth Third Intermediate Municipal Bond Fund
                                   [GRAPHIC]

Currently named Fifth Third Municipal Bond Fund, to be named Fifth Third Intermediate Municipal Bond Fund effective October 29, 2001

Fundamental         High level of current income that is exempt from federal
Objective           regular income taxes.

Principal
Investment          Under normal market conditions, the Fund invests at least
Strategies          80% of total assets in municipal securities, which pay
                    interest that is exempt from federal income tax. The securities generally are issued by U.S. states, counties, cities, towns, territories and public authorities. At the time of investment, they are rated as investment grade.
                    Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category by Moody's, or unrated equivalents as determined by the Fund's investment manager.

                    Among the securities in which the Fund may invest are participation agreements, that is, interests in loans made to municipalities, and general obligation and revenue bonds of tax-exempt municipalities. The Fund also may invest in limited obligation securities, from which interest and principal payments are dependent on payments from specific sources rather than the general obligations of the government issuer. Limited obligation securities include: lease obligations and installment contracts (issued by government entities to obtain funds to lease or acquire equipment and other property), project finance obligations (issued in connection with the financing of infrastructure projects) and industrial revenue bonds (issued in the name of a public authority to finance infrastructure used by a private entity).

                    In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity or average life, stated interest rates and the price of a security. The Fund will invest in securities with an average weighted maturity of 3 to 10 years. The Fund attempts to manage volatility by maintaining a portfolio with an intermediate average life.

                    The Fund reserves the right to invest up to 20% of total assets in other securities, such as money market instruments.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

                    The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

            Fifth Third Intermediate Municipal Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information

The bar chart and
table provide an
indication of the
risks of an
investment in the
Fund by showing
its performance
from year to year
and over time, as
well as compared
to a broad-based
securities index.
The Lehman
Brothers
Municipal Bond
Index ("LBMBI")
is an unmanaged
index that
generally is
representative of
municipal bonds
with intermediate
maturities.

The returns
assume that Fund
distributions
have been
reinvested. The
returns for
Investment C
shares will
differ from the
returns for
Investment A
shares (which are
shown in the bar
chart) because of
differences in
expenses of each
class. The table
assumes that
shareholders
redeem their fund
shares at the end
of the period
indicated.

Past performance
does not indicate
how the Fund will
perform in the
future.

                                    [GRAPH]

        Year-by-Year Total Returns as of 12/31 For Investment A Shares

                                1990      6.89%
                                1991      8.60%
                                1992      6.25%
                                1993      6.76%
                                1994     -2.30%
                                1995      9.68%
                                1996      3.26%
                                1997      6.88%
                                1998      5.57%
                                1999     -3.58%


                                The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

                          Best quarter:    Q4 1990  4.25%
                          Worst quarter:   Q1 1994 -3.12%
                          Year to Date Return (1/1/00 to
                           9/30/00) 4.62%

                                -----------------------------------------------


                                                Average
                                                Annual
                                                Total
                                                Returns
                                                (for the
                                                periods
                                                ended
                                                December
                                                31,
                                                1999)*
                                               ----------

                         Inception Date Past Year Past 5 Years Past 10 Years Since Inception
                        ---------------------------------------------------------------------
Institutional Shares/1/      1/1/83       -3.33%      4.32%        4.75%           6.51%
                        ---------------------------------------------------------------------
Investment A Shares          1/1/83       -7.94%      3.31%        4.23%           6.21%
(with 4.50% sales
charge)
                        ---------------------------------------------------------------------
LBMBI                                                                        (Since 12/31/82)
                                          -2.07%      6.91%        6.89%           8.69%

--------------------------------------------------------------------------------
------
* Performance information is not shown for Advisor or Investment C shares because, as of December 31, 1999, no assets were invested in Advisor or Investment C shares.
/1/The Fund first offered Institutional shares on 8/11/98. The quoted performance of the Fund for the period prior to 8/11/98 reflects the performance for Investment A shares. Investment A shares of the fund would have substantially similar annual returns as Institutional shares because the shares represent interests in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses.

            Fifth Third Michigan Municipal Bond Fund
                                   [GRAPHIC]
                    Current income that is exempt from federal income tax and
Fundamental         Michigan personal income tax.
Objective

Principal           Under normal market conditions, the Fund invests at least
Investment          80% of its net assets in municipal obligations which
Strategies          consist of bonds, notes and commercial paper issued by
                    states and their political subdivisions that are exempt from federal income taxes. In addition, under normal market conditions, at least 65% of the Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between three and five years. No security in the Fund will have a remaining maturity of more than ten years.

                    The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality. While maturity and credit quality are the most important investment factors, the Advisor also considers current yield and yield to maturity and potential for capital gain. The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other       Generally, the price of a bond moves in the opposite
 bank and is not    direction from interest rates. New bonds issued after a
 insured or         rise in rates offer higher yields to investors. An
 guaranteed by      existing bond with a lower yield can appear attractive to
 the FDIC or any    investors by selling it at a lower price. This process
 other government   works in reverse as well; as interest rates fall, the
 agency.            price of a bond tends to increase.


                    The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, then higher-quality securities.

            Fifth Third Michigan Municipal Bond Fund
                                   [GRAPHIC]
                    Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

            Fifth Third Michigan Municipal Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Michigan Municipal Bond Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Michigan Municipal Bond Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Michigan Municipal Bond Fund.

            Fifth Third Municipal Bond Fund
                                   [GRAPHIC]
                    Current income that is exempt from federal income tax.

Fundamental
Objective
Principal
Investment          Under normal market conditions, the Fund invests at least
Strategies          80% of its net assets in municipal obligations which pay
                    interest that is exempt from federal income tax. Municipal obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions that are exempt from federal taxes. The Fund maintains a dollar-weighted average portfolio maturity of between ten and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating
                    Agency or unrated securities of comparable quality.

                    While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

                    While the Fund will not normally engage in frequent trading of portfolio securities, it will make changes in its investment portfolio from time to time as economic conditions and market prices dictate based on the Fund's investment objective. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase. If the Fund does buy and sell securities frequently, there will be increased transaction costs, which can negatively impact Fund performance, and cause additional taxable gains to shareholders.

                    When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal           The principal risks of investing in the Fund include the
Investment Risks    risks of investing in debt securities, such as the
                    tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

 An investment in
 the Fund is not
 a deposit of
 Fifth Third Bank
 or any other
 bank and is not
 insured or
 guaranteed by
 the FDIC or any
 other government
 agency.

                    Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.


                    The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

            Fifth Third Municipal Bond Fund
                                   [GRAPHIC]
Volatility and Performance Information

This section would normally include a bar chart and a table showing how the Municipal Bond Fund has performed and how its performance varied from year to year. Because the Fund has not commenced operations, the bar chart and table are not shown at this time. The Fund was created in anticipation of a consolidation transaction with the Kent Tax-Free Income Fund. When and if that transaction occurs, the Fund will succeed to the performance history of the Kent Tax-Free Income Fund.

            Shareholder Fees and Fund Expenses
Fee Tables

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fifth Third Funds.

 Shareholder Fees (fees paid directly from your investment)

                                                               Money Market Funds--Fee Table
                                                               -----------------------------
                                 Fifth Third                                Fifth Third
                                Institutional          Fifth Third      Michigan Municipal              Fifth Third
                              Government Money     Institutional Money     Money Market                 Prime Money
                                 Market Fund           Market Fund             Fund                     Market Fund
                            ---------------------  -------------------  ------------------- ------------------------------------
                            Institutional Service Institutional Service Institutional   A   Institutional Advisor   A      B
Maximum Sales
 Charge (Load)
 Imposed on
 Purchases (as a
 percentage of
 offering price)                 None       None       None       None       None      None      None       None   None     None
----------------------------------------------------------------------------------------------
Maximum Sales
 Charge (Load)
 Imposed on
 Reinvested
 Dividends (as a
 percentage of
 original
 purchase price
 of redemption
 proceeds, as
 applicable)                     None       None       None       None       None      None      None       None   None     None
----------------------------------------------------------------------------------------------
Maximum Deferred
 Sales Load                      None       None       None       None       None      None      None       None   None 5.00%/1/
----------------------------------------------------------------------------------------------
Annual Fund
Operating
Expenses
(expenses that
are deducted from
fund assets)
Management fees                 0.40%      0.40%      0.40%      0.40%      0.40%     0.40%     0.40%      0.40%  0.40%    0.40%
----------------------------------------------------------------------------------------------
Distribution/Service
 (12b-1) fees                    None      0.25%       None      0.25%       None     0.25%      None      0.50%  0.25%    1.00%
----------------------------------------------------------------------------------------------
Other expenses/2/               0.25%      0.25%      0.36%      0.36%      0.25%     0.25%     0.21%      0.21%  0.21%    0.21%
----------------------------------------------------------------------------------------------
Total Annual Fund
 Operating
 Expenses                       0.65%      0.90%      0.76%      1.01%      0.65%     0.90%     0.61%      1.11%  0.86%    1.61%
----------------------------------------------------------------------------------------------
Fee Waiver and/or
 Expense Reimbursements/3/      0.25%      0.25%      0.54%      0.54%      0.11%     0.11%     0.07%      0.07%  0.07%    0.07%
----------------------------------------------------------------------------------------------
Net Expenses                    0.40%      0.65%      0.22%      0.47%      0.54%     0.79%     0.54%      1.04%  0.79%    1.54%

---------------------------------------------------------
---------------------------------------------------------
------
/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/Other expenses are based on estimated amounts for the current fiscal year. /3/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Institutional Government Money Market Fund to: Institutional, 0.40%; Service, 0.65%; for the Institutional Money Market Fund to: Institutional, 0.22%; Service, 0.47%; for the Michigan Municipal Money Market Fund to:
  Institutional, 0.54%; and Investment A, 0.79% and for the Prime Money Market Fund to: Institutional, 0.54%; Advisor, 1.04%; Investment A, 0.79%; and Investment B, 1.54%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses



 Shareholder Fees (fees paid directly from your investment)

                                                     Stock Funds--Fee Table
                                                     ----------------------
                                       Fifth Third                                   Fifth Third
                                 International GDP Fund                         Small Cap Growth Fund
                                 ----------------------                         ---------------------
                         Institutional Advisor   A     B        C      Institutional Advisor   A     B        C
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as a
 percentage of offering
 price)                       None       None  4.50%  None     None         None       None  4.50%  None     None
----------------------------------------------------------------------------------------------
Maximum Sales Charge
 (Load) Imposed on
 Reinvested Dividends
 (as a percentage of
 original purchase
 price of redemption
 proceeds, as
 applicable)                  None       None   None  None     None         None       None   None  None     None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales
 Load                         None       None   None 5.00%/1/ 1.00%/2/      None       None   None 5.00%/1/ 1.00%/2/
----------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that
are deducted from fund
assets)
Management fees              0.75%      0.75%  0.75% 0.75%    0.75%        0.70%      0.70%  0.70% 0.70%    0.70%
----------------------------------------------------------------------------------------------
Distribution/Service
 (12b-1) fees                 None      0.50%  0.25% 1.00%    0.75%         None      0.50%  0.25% 1.00%    0.75%
----------------------------------------------------------------------------------------------
Other expenses/3/            0.32%      0.32%  0.32% 0.32%    0.57%        0.24%      0.24%  0.24% 0.24%    0.49%
----------------------------------------------------------------------------------------------
Total Annual Fund
 Operating Expenses          1.07%      1.57%  1.32% 2.07%    2.07%        0.94%      1.44%  1.19% 1.94%    1.94%
----------------------------------------------------------------------------------------------
Fee Waiver and/or
 Expense
 Reimbursements/4/           0.06%      0.06%  0.06% 0.06%    0.06%        0.02%      0.02%  0.02% 0.02%    0.02%
----------------------------------------------------------------------------------------------
Net Expenses                 1.01%      1.51%  1.26% 2.01%    2.01%        0.92%      1.42%  1.17% 1.92%    1.92%
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

------
/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The Contingent Deferred Sales Charge (CDSC) for Investment C shares of 1.00%
  applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the International GDP Fund to: Institutional, 1.01%; Advisor, 1.51%; Investment A, 1.26%; Investment B, 2.01%; Investment C, 2.01% and for the Small Cap Growth Fund to: Institutional, 0.92%; Advisor, 1.42%; Investment A, 1.17%; Investment B, 1.92%; and Investment C, 1.92%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses

 Shareholder Fees

                                                        Stock Funds--Fee Table
                                                        ----------------------
                               Fifth Third Large Cap Growth Fund               Fifth Third Equity Index Fund
                               ---------------------------------               -----------------------------
                            Institutional Advisor   A     B        C      Institutional Advisor   A     B        C
  Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)                         None       None  4.50%  None     None         None       None  4.50%  None     None
 ----------------------------------------------------------------------------------------------
  Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends (as
  a percentage of original
  purchase price of
  redemption proceeds, as
  applicable)                    None       None   None  None     None         None       None   None  None     None
 ----------------------------------------------------------------------------------------------
  Maximum Deferred Sales
  Load None                      None       None   None 5.00%/1/ 1.00%/2/      None       None   None 5.00%/1/ 1.00%/2/
 ----------------------------------------------------------------------------------------------
  Annual Fund Operating
  Expenses (expenses that
  are deducted from fund
  assets)
  Management fees               0.70%      0.70%  0.70% 0.70%    0.70%        0.30%      0.30%  0.30% 0.30%    0.30%
 ----------------------------------------------------------------------------------------------
  Distribution/Service
  (12b-1) fees                   None      0.50%  0.25% 1.00%    0.75%         None      0.50%  0.25% 1.00%    0.75%
 ----------------------------------------------------------------------------------------------
  Other expenses/3/             0.27%      0.27%  0.27% 0.27%    0.52%        0.25%      0.25%  0.25% 0.25%    0.50%
 ----------------------------------------------------------------------------------------------
  Total Annual Fund
  Operating Expenses            0.97%      1.47%  1.22% 1.97%    1.97%        0.55%      1.05%  0.80% 1.55%    1.55%
----------------------------------------------------------------------------------------------
  Fee Waiver and/or
  Expense
  Reimbursements/4/             0.03%      0.03%  0.03% 0.03%    0.03%        0.15%      0.15%  0.15% 0.15%    0.15%
 ----------------------------------------------------------------------------------------------
  Net Expenses                  0.94%      1.44%  1.19% 1.94%    1.94%        0.40%      0.90%  0.65% 1.40%    1.40%
 ----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The Contingent Deferred Sales Charge (CDSC) for Investment C shares of 1.00%
  applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Growth Fund to: Institutional, 0.94%; Advisor, 1.44%; Investment A, 1.19%; Investment B, 1.94%; Investment C, 1.94% and for the Equity Index Fund to: Institutional, 0.40%; Advisor, 0.90%; Investment A, 0.65%; Investment B, 1.40%; and Investment C, 1.40%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses

 Shareholder Fees

                                                             Fee Table
                                                             ---------
                             Fifth Third Large Cap Value Fund              Fifth Third Short Term Bond Fund
                             --------------------------------              --------------------------------
                          Institutional Advisor   A     B        C      Institutional Advisor   A     B        C
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                         None       None  4.50%  None     None         None       None  4.50%  None     None
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends (as
a percentage of original
purchase price of
redemption proceeds, as
applicable)                    None       None   None  None     None         None       None   None  None     None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Load                           None       None   None 5.00%/1/ 1.00%/2/      None       None   None 5.00%/1/ 1.00%/2/
---------------------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that
are deducted from fund
assets)
Management fees               0.70%      0.70%  0.70% 0.70%    0.70%        0.50%      0.50%  0.50% 0.50%    0.50%
---------------------------------------------------------------------------------------------------------------------
Distribution/Service
(12b-1) fees                   None      0.50%  0.25% 1.00%    0.75%         None      0.50%  0.25% 1.00%    0.75%
---------------------------------------------------------------------------------------------------------------------
Other expenses/3/             0.24%      0.24%  0.24% 0.24%    0.49%        0.27%      0.27%  0.27% 0.27%    0.52%
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses            0.94%      1.44%  1.19% 1.94%    1.94%        0.77%      1.27%  1.02% 1.77%    1.77%
---------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or
Expense
Reimbursements/4/             0.02%      0.02%  0.02% 0.02%    0.02%        0.03%      0.03%  0.13% 0.03%    0.03%
---------------------------------------------------------------------------------------------------------------------
Net Expenses                  0.92%      1.42%  1.17% 1.92%    1.92%        0.74%      1.24%  0.89% 1.74%    1.74%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The Contingent Deferred Sales Charge (CDSC) for Investment C shares of 1.00%
  applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Value Fund to: Institutional, 0.92%; Advisor, 1.42%; Investment A, 1.17%; Investment B, 1.92%; Investment C, 1.92% and for the Short Term Bond Fund to: Institutional, 0.74%; Advisor, 1.24%; Investment A, 0.89%; Investment B, 1.74%; and Investment C, 1.74%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses
 Shareholder Fees

                                                       Bond Fund--Fee Table
                                                       --------------------
                                        Fifth Third                                   Fifth Third
                               Michigan Municipal Bond Fund                       Municipal Bond Fund
                               ----------------------------                       -------------------
                          Institutional Advisor   A     B        C      Institutional Advisor   A     B        C
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                         None       None  4.50%  None     None         None       None  4.50%  None     None
 --------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends (as
a percentage of original
purchase price of
redemption proceeds, as
applicable)                    None       None   None  None     None         None       None   None  None     None
 --------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Load                           None       None   None 5.00%/1/ 1.00%/2/      None       None   None 5.00%/1/ 1.00%/2/
 --------------------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (expenses that
are deducted from fund
assets)
Management fees               0.45%      0.45%  0.45% 0.45%    0.45%        0.55%      0.55%  0.55% 0.55%    0.55%
 --------------------------------------------------------------------------------------------------------------------
Distribution/Service
(12b-1) fees                   None      0.50%  0.25% 1.00%    0.75%         None      0.50%  0.25% 1.00%    0.75%
 --------------------------------------------------------------------------------------------------------------------
Other expenses/3/             0.26%      0.26%  0.26% 0.26%    0.51%        0.27%      0.27%  0.27% 0.27%    0.52%
 --------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses            0.71%      1.21%  0.96% 1.71%    1.71%        0.82%      1.32%  1.07% 1.82%    1.82%
----------------------------------------------------------------------------------------------
Fee Waiver and/or
Expense
Reimbursements/4/             0.02%      0.02%  0.12% 0.02%    0.02%        0.03%      0.03%  0.03% 0.03%    0.03%
 --------------------------------------------------------------------------------------------------------------------
Net Expenses                  0.69%      1.19%  0.84% 1.69%    1.69%        0.79%      1.29%  1.04% 1.79%    1.79%
 --------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The Contingent Deferred Sales Charge (CDSC) for Investment C shares of 1.00%
  applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor, Distributor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Michigan Municipal Bond Fund to: Institutional, 0.69%; Advisor, 1.19%; Investment A, 0.84%; Investment B, 1.69%; Investment C, 1.69% and for the Municipal Bond Fund to: Institutional, 0.79%; Advisor, 1.29%; Investment A, 1.04%; Investment B, 1.79%; and Investment C, 1.79%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses

 Shareholder Fees

                                         Fifth Third
                                   Intermediate Bond Fund*                      Fifth Third Bond Fund**
                                   -----------------------                      -----------------------
                          Institutional Advisor   A      B       C      Institutional Advisor   A     B        C
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                         None       None  4.50%     None  None         None       None  4.50%  None     None
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends (as
a percentage of original
purchase price of
redemption proceeds, as
applicable)                    None       None   None     None  None         None       None   None  None     None
---------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
Load                           None       None   None 5.00%/1/ 1.00%/2/      None       None   None 5.00%/1/ 1.00%/2/
---------------------------------------------------------------------------------------------------------------------
Annual Fund Operating
Expenses (as a
percentage of average
net assets)
Management fees               0.55%      0.55%  0.55%    0.55% 0.55%        0.60%      0.60%  0.60% 0.60%    0.60%
---------------------------------------------------------------------------------------------------------------------
Distribution/Service
(12b-1) fees                   None      0.50%  0.25%    1.00% 0.75%         None      0.50%  0.25% 1.00%    0.75%
---------------------------------------------------------------------------------------------------------------------
Other expenses                0.24%      0.24%  0.24%    0.24% 0.49%        0.28%      0.28%  0.28% 0.28%    0.53%
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses/3/         0.79%      1.29%  1.04%    1.79% 1.79%        0.88%      1.38%  1.13% 1.88%    1.88%
----------------------------------------------------------------------------------------------
Fee Waiver and/or
Expense Reimbursement/4/      0.03%      0.03%  0.03%    0.03% 0.03%        0.08%      0.08%  0.08% 0.08%    0.08%
---------------------------------------------------------------------------------------------------------------------
Net Expenses                  0.76%      1.26%  1.01%    1.76% 1.76%        0.80%      1.30%  1.05% 1.80%    1.80%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

* Currently named Fifth Third Bond Fund for Income, to be named Fifth Third Intermediate Bond Fund effective October 29, 2001.
** Currently named Fifth Third Quality Bond Fund, to be named Fifth Third Bond
   Fund effective October 29, 2001.
/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The CDSC for Investment C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Bond Fund to Institutional, 0.76%; Advisor, 1.26%; Investment A, 1.01%; Investment B, 1.76%; and Investment C, 1.76% and for the Bond Fund to: Institutional, 0.80%; Advisor, 1.30%; Investment A, 1.05%; Investment B, 1.80%; and Investment C, 1.80% . These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses

 Shareholder Fees

                                                Fifth Third
                                     Intermediate Municipal Bond Fund*
                                     ---------------------------------
                               Institutional Advisor   A      B        C
Maximum Sales Charge
(Load) Imposed on Purchases
(as a percentage of offering
price)                              None       None  4.50%     None     None
----------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on Reinvested
Dividends (as a percentage of
original purchase price of
redemption proceeds, as
applicable)                         None       None   None     None     None
----------------------------------------------------------------------------
Maximum Deferred Sales
Load                                None       None   None 5.00%/1/ 1.00%/2/
----------------------------------------------------------------------------
Annual Fund Operating
Expenses (as a
percentage of average
net assets)
Management fees                    0.55%      0.55%  0.55%    0.55%    0.55%
----------------------------------------------------------------------------
Distribution/Service
(12b-1) fees                        None      0.50%  0.25%    1.00%    0.75%
----------------------------------------------------------------------------
Other expenses/3/                  0.29%      0.29%  0.29%    0.29%    0.54%
----------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                 0.84%      1.34%  1.09%    1.84%    1.84%
----------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement/4/                   0.11%      0.11%  0.11%    0.11%    0.11%
----------------------------------------------------------------------------
Net Expenses                       0.73%      1.23%  0.98%    1.73%    1.73%
----------------------------------------------------------------------------
----------------------------------------------------------------------------

* Currently named Fifth Third Municipal Bond Fund, to be named Fifth Third Intermediate Municipal Bond Fund effective October 29, 2001.
/1/5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A shares.
/2/The CDSC for Investment C shares of 1.00% applies to shares redeemed within the first year of purchase.
/3/Other expenses are based on estimated amounts for the current fiscal year. /4/The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Municipal Bond Fund to: Institutional, 0.73%; Advisor, 1.23%; Investment A, 0.98%; Investment B, 1.73%; and Investment C, 1.73%. These waivers and/or expense reimbursements will remain in effect until 4/2/03.

            Shareholder Fees and Fund Expenses
Expense Examples

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

             Fifth Third
             Institutional
             Government               1     3
             Money Market Fund       Year Years
               ----------------------------------------------
             Institutional Shares    $ 41 $183
               ----------------------------------------------
             Service Shares          $ 66 $262
               ----------------------------------------------

             Fifth Third
             Institutional Money      1     3
             Market Fund             Year Years
               ----------------------------------------------
             Institutional Shares    $ 23 $189
               ----------------------------------------------
             Service Shares          $ 48 $268
               ----------------------------------------------

             Fifth Third Michigan
             Municipal                1     3
             Money Market Fund       Year Years
               ----------------------------------------------
             Institutional Shares    $ 55 $197
               ----------------------------------------------
             Investment A Shares     $ 81 $276
               ----------------------------------------------

             Fifth Third Prime        1     3     5      10
             Money Market Fund       Year Years Years  Years
               ----------------------------------------------
             Institutional Shares    $ 55 $188  $  333 $  755
               ----------------------------------------------
             Advisor Shares          $106 $346  $  605 $1,345
               ----------------------------------------------
             Investment A Shares     $ 81 $267  $  470 $1,054
               ----------------------------------------------
             Investment B Shares
             Assuming Redemption     $657 $801  $1,069 $1,704
             Assuming no Redemption  $157 $501  $  869 $1,704
               ----------------------------------------------

             Fifth Third              1     3
             International GDP Fund  Year Years
               ----------------------------------------------
             Institutional Shares    $103 $334
               ----------------------------------------------
             Advisor Shares          $154 $490
               ----------------------------------------------
             Investment A Shares     $573 $844
               ----------------------------------------------
             Investment B Shares
             Assuming Redemption     $704 $943
             Assuming no Redemption  $204 $643
               ----------------------------------------------
             Investment C Shares
             Assuming Redemption     $304 $643
             Assuming no Redemption  $204 $643
               ----------------------------------------------

            Shareholder Fees and Fund Expenses

             Fifth Third Small Cap    1      3
             Growth Fund             Year  Years
               --------------------------------------------
             Institutional Shares    $ 94  $298
               --------------------------------------------
             Advisor Shares          $145  $454
               --------------------------------------------
             Investment A Shares     $564  $809
               --------------------------------------------
             Investment B Shares
             Assuming Redemption     $695  $907
             Assuming no Redemption  $195  $607
               --------------------------------------------
             Investment C Shares
             Assuming Redemption     $295  $607
             Assuming no Redemption  $195  $607
               --------------------------------------------

             Fifth Third Large Cap    1
             Growth Fund             Year 3 Years
               --------------------------------------------
             Institutional Shares    $ 96  $306
               --------------------------------------------
             Advisor Shares          $147  $462
               --------------------------------------------
             Investment A Shares     $566  $817
               --------------------------------------------
             Investment B Shares
             Assuming Redemption     $697  $915
             Assuming no Redemption  $197  $615
               --------------------------------------------
             Investment C Shares
             Assuming Redemption     $297  $615
             Assuming no Redemption  $197  $615
               --------------------------------------------

             Fifth Third Equity       1
             Index Fund              Year 3 Years
               --------------------------------------------
             Institutional Shares    $ 41  $161
               --------------------------------------------
             Advisor Shares          $ 92  $319
               --------------------------------------------
             Investment A Shares     $513  $680
               --------------------------------------------
             Investment B Shares
             Assuming Redemption     $643  $775
             Assuming no Redemption  $143  $475
               --------------------------------------------
             Investment C Shares
             Assuming Redemption     $243  $475
             Assuming no Redemption  $143  $475
               --------------------------------------------

             Fifth Third Large Cap    1
             Value Fund              Year 3 Years
               --------------------------------------------
             Institutional Shares    $ 94  $298
               --------------------------------------------
             Advisor Shares          $145  $454
               --------------------------------------------
             Investment A Shares     $564  $809
               --------------------------------------------
             Investment B Shares
             Assuming Redemption     $695  $907
             Assuming no Redemption  $195  $607
               --------------------------------------------
             Investment C Shares
             Assuming Redemption     $295  $607
             Assuming no Redemption  $195  $607
               --------------------------------------------

            Shareholder Fees and Fund Expenses

             Fifth Third Short Term    1     3
             Bond Fund                Year Years
               -----------------------------------------------
             Institutional Shares     $ 76 $243
               -----------------------------------------------
             Advisor Shares           $126 $400
               -----------------------------------------------
             Investment A Shares      $537 $748
               -----------------------------------------------
             Investment B Shares
             Assuming Redemption      $677 $854
             Assuming no Redemption   $177 $554
               -----------------------------------------------
             Investment C Shares
             Assuming Redemption      $277 $554
             Assuming no Redemption   $177 $554
               -----------------------------------------------

             Fifth Third               1     3     5      10
             Intermediate Bond Fund   Year Years Years  Years
               -----------------------------------------------
             Institutional Shares     $ 78 $249  $  436 $  975
               -----------------------------------------------
             Advisor Shares           $128 $406  $  705 $1,554
               -----------------------------------------------
             Investment A Shares      $548 $763  $  995 $1,661
               -----------------------------------------------
             Investment B Shares
             Assuming Redemption      $679 $860  $1,167 $1,905
             Assuming no Redemption   $179 $560  $  967 $1,905
               -----------------------------------------------
             Investment C Shares
             Assuming Redemption      $279 $560  $  967 $2,103
             Assuming no Redemption   $179 $560  $  967 $2,103
               -----------------------------------------------

                                       1     3     5      10
             Fifth Third Bond Fund    Year Years Years  Years
               -----------------------------------------------
             Institutional Shares     $ 82 $273  $  480 $1,077
               -----------------------------------------------
             Advisor Shares           $132 $429  $  748 $1,650
               -----------------------------------------------
             Investment A Shares      $552 $785  $1,037 $1,756
               -----------------------------------------------
             Investment B Shares
             Assuming Redemption      $683 $883  $1,209 $1,999
             Assuming no Redemption   $183 $583  $1,009 $1,999
               -----------------------------------------------
             Investment C Shares
             Assuming Redemption      $283 $583  $1,009 $2,194
             Assuming no Redemption   $183 $583  $1,009 $2,194
               -----------------------------------------------

             Fifth Third
             Intermediate Municipal
             Bond                      1     3     5      10
              Fund                    Year Years Years  Years
               -----------------------------------------------
             Institutional Shares     $ 75 $257  $  455 $1,027
               -----------------------------------------------
             Advisor Shares           $125 $414  $  724 $1,603
               -----------------------------------------------
             Investment A Shares      $545 $771  $1,014 $1,709
               -----------------------------------------------
             Investment B Shares
             Assuming Redemption      $676 $868  $1,185 $1,953
             Assuming no Redemption   $176 $568  $  985 $1,953
               -----------------------------------------------
             Investment C Shares
             Assuming Redemption      $276 $568  $  985 $2,150
             Assuming no Redemption   $176 $568  $  985 $2,150
               -----------------------------------------------

            Shareholder Fees and Fund Expenses

             Fifth Third Michigan     1     3
             Municipal Bond Fund     Year Years
               --------------------------------
             Institutional Shares    $ 70 $225
               --------------------------------
             Advisor Shares          $121 $382
               --------------------------------
             Investment A Shares     $532 $731
               --------------------------------
             Investment B Shares
             Assuming Redemption     $672 $837
             Assuming no Redemption  $172 $537
               --------------------------------
             Investment C Shares
             Assuming Redemption     $272 $537
             Assuming no Redemption  $172 $537
               --------------------------------
             Fifth Third Municipal    1     3
             Bond Fund               Year Years
               --------------------------------
             Institutional Shares    $ 81 $259
               --------------------------------
             Advisor Shares          $131 $415
               --------------------------------
             Investment A Shares     $551 $772
               --------------------------------
             Investment B Shares
             Assuming Redemption     $682 $870
             Assuming no Redemption  $182 $570
               --------------------------------
             Investment C Shares
             Assuming Redemption     $282 $570
             Assuming no Redemption  $182 $570
               --------------------------------


            Additional Information About the Fund's Investments
Investment Practices

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds are exposed to, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                     FUND CODE
---------                                 ------------------
Fifth Third Institutional Government
 Money Market Fund                                1
Fifth Third Institutional Money Market
 Fund                                             2
Fifth Third Michigan Municipal Money
 Market Fund                                      3
Fifth Third Prime Money Market Fund               4
Fifth Third International GDP Fund                5
Fifth Third Small Cap Growth Fund                 6
Fifth Third Large Cap Growth Fund                 7
Fifth Third Equity Index Fund                     8
Fifth Third Large Cap Value Fund                  9
Fifth Third Short Term Bond Fund                  10
Fifth Third Intermediate Bond Fund                11
Fifth Third Bond Fund                             12
Fifth Third Intermediate Municipal Bond
 Fund                                             13
Fifth Third Michigan Municipal Bond Fund          14
Fifth Third Municipal Bond Fund                   15

               INSTRUMENT                     FUND CODE          RISK TYPE
               ----------                 ------------------ ------------------
American Depositary Receipts (ADRs):             6-9         Market
ADRs are foreign shares of a company                         Political
held by a U.S. bank that issues a                            Foreign Investment
receipt evidencing ownership.

Asset-Backed Securities: Securities       1-3, 10-12, 14, 15 Pre-payment
secured by company receivables, home                         Market
equity loans, truck and auto loans,                          Credit
leases, credit card receivables and                          Interest Rate
other securities backed by other types                       Regulatory
of receivables or other assets.                              Liquidity

Bankers' Acceptances: Bills of exchange          1-15        Credit
or time drafts drawn on and accepted by                      Liquidity
a commercial bank. Maturities are                            Market
generally six months or less.                                Interest Rate

Bonds: Interest-bearing or discounted            4-15        Market
securities that obligate the issuer to                       Credit
pay the bondholder a specified sum of                        Interest Rate
money, usually at specific intervals,                        Political
and to repay the principal amount of the
loan at maturity.

Call and Put Options: A call option              5-12        Management
gives the buyer the right to buy, and                        Liquidity
obligates the seller of the option to                        Credit
sell, a security at a specified price. A                     Market
put option gives the buyer the right to                      Leverage
sell, and obligates the seller of the
option to buy a security at a specified
price.

            Additional Information About the Funds' Investments

               INSTRUMENT                      FUND CODE         RISK TYPE
               ----------                  ----------------- ------------------
Certificates of Deposit: Negotiable              1-15        Market
instruments with a stated maturity.                          Credit
                                                             Liquidity
                                                             Interest Rate

Collateralized Mortgage Obligations:             11,12       Pre-Payment
Mortgage-backed bonds that separate                          Interest
mortgage pools into different maturity
classes.

Commercial Paper: Secured and unsecured          1-15        Credit
short-term promissory notes issued by                        Liquidity
corporations and other entities.                             Market
Maturities generally vary from a few days                    Interest Rate
to nine months.

Common Stock: Shares of ownership of a        5-9, 11, 12    Market
company.

Convertible Securities: Bonds or             7-10, 14, 15    Market
preferred stock that convert to common                       Credit
stock.

Derivatives: Instruments whose value is        2, 10-15      Management
derived from an underlying contract,                         Market
index or security, or any combination                        Credit
thereof, including futures, options                          Liquidity
(e.g., put and calls), options on                            Leverage
futures, swap agreements, and some                           Interest Rate
mortgage-backed securities.

Foreign Currency Transactions: Foreign             5         Foreign Investment
currency transactions include forward                        Market
foreign currency exchange contracts,                         Political
foreign currency options, and foreign
currency futures transactions.

Foreign Securities: Stocks issued by        5, 7, 9, 11-13   Market
foreign companies, as well as commercial                     Political
paper of foreign issuers and obligations                     Liquidity
of foreign banks, overseas branches of                       Foreign Investment
U.S. banks and supranational entities.

Forward Commitments: A purchase of, or     1-3, 5-10, 14, 15 Leverage
contract to purchase, securities at a                        Liquidity
fixed price for delivery at a future
date.

Futures and Related Options: A contract          5-15        Management
providing for the future sale and                            Market
purchase of a specified amount of a                          Credit
specified security, class of securities,                     Liquidity
or an index at a specified time in the                       Leverage
future and at a specified price.

Guaranteed Investment Contracts: Contract     10, 14. 15     Credit
between a fund and an insurance company
that guarantees a specific rate of return
on the invested capital over the life of
the contract.

High-Yield/High Risk/Debt Securities:            11-13       Credit
High-yield/high-risk/debt securities are                     Market
securities that are rated below                              Liquidity
investment grade by the primary rating                       Interest Rate
agencies (e.g., BB or lower by Standard &
Poor's and Ba or lower by Moody's). These
securities are considered speculative and
involve greater risk of loss than
investment grade debt securities. Other
terms commonly used to describe such
securities include "lower rated bonds,"
"non-investment grade bonds" and "junk
bonds."

            Additional Information About the Funds' Investments

                 INSTRUMENT                     FUND CODE        RISK TYPE
                 ----------                   -------------- ------------------
Illiquid Securities: Securities which may be       1-15      Liquidity
difficult to sell at an acceptable price.                    Market

Investment Company Securities: Shares of           1-15      Market
investment companies. (Note: These                           Foreign Investment
investment companies may include money                       Investment Style
market funds of Fifth Third Funds.)                          Inverse
                                                             Leverage
                                                             Liquidity
                                                             Management

Investment Grade Bonds: Interest-bearing or     2, 7, 9-15   Market
discounted government or corporate
securities that obligate the issuer to pay
the bondholder a Credit specified sum of
money, usually at specific intervals, and to
repay the principal amount of the loan at
maturity. Investment grade bonds are those
rated BBB or better by S&P or Baa or better
by Moody's or similarly rated by other
nationally recognized statistical rating
organizations, or, if not rated, determined
to be of comparable quality by the Advisor.

Loan Participations: A loan participation          2, 3      Credit
note represents participation in a corporate                 Liquidity
loan of a commercial bank with a remaining                   Interest Rate
maturity of one year or less.

Money Market Instruments: Investment-grade,        1-15      Market
U.S. dollar denominated debt securities that                 Credit
have remaining maturities of one year or
less. These securities may include U.S.
government obligations, commercial paper and
other short-term corporate obligations,
repurchase agreements collateralized with
U.S. government securities, certificates of
deposit, bankers' acceptances, and other
financial institution obligations. These
securities may carry fixed or variable
interest rates.

Mortgage-Backed Securities: Debt obligations  10-12, 14, 15  Pre-payment
secured by real estate loans and pools of                    Market
loans. These include collateralized mortgage                 Credit
obligations and real estate mortgage                         Regulatory
investment conduits.

Mortgage Dollar Rolls: Transactions in which    10, 14, 15   Market
a Fund sells securities and simultaneoulsy                   Regulatory
contracts with the same counterparty to                      Pre-payment
repurchase similar but not identical
securities on a specified future date.

Municipal Securities: Securities issued by a  1-4, 10, 13-15 Market
state or political subdivision to obtain                     Credit
funds for various public purposes. Municipal                 Political
securities include (a) governmental lease                    Tax
certificates of participation issued by                      Regulatory
state or municipal authorities where payment
is secured by installment payments for
equipment, buildings, or other facilities
being leased by the state or municipality;
(b) government lease certificates purchased
by the Fund will not contain
nonappropriation clauses; (c) municipal
notes and tax-exempt commercial paper; (d)
serial bonds; (e) tax anticipation notes
sold to finance working capital needs of
municipalities in anticipation of receiving
taxes at a later date; (f) bond anticipation
notes sold in anticipation of the issuance
of long-term bonds in the future; (g) pre-
refunded municipal bonds whose timely
payment of interest and principal is ensured
by an escrow of U.S. government obligations;
and (h) general obligation bonds.

            Additional Information About the Funds' Investments

                     INSTRUMENT                       FUND CODE    RISK TYPE
                     ----------                       ---------- --------------

Participation Interests: Interests in bank loans          13     Interest Rate
made to corporations.                                            Credit
                                                                 Liquidity

Repurchase Agreements: The purchase of a security        1-15    Market
and the simultaneous commitment to return the                    Leverage
security to the seller at an agreed upon price on an
agreed upon date. This is treated as a loan.

Restricted Securities: Securities not registered         1-15    Liquidity
under the Securities Act of 1933, such as privately              Market
placed commercial paper and Rule 144A securities.

Reverse Repurchase Agreements: The sale of a             1-15    Market
security and the simultaneous commitment to buy the              Leverage
security back at an agreed upon price on an agreed
upon date. This is treated as a borrowing by a Fund.

Securities Lending: The lending of up to 33 1/3% of      1-15    Market
the Fund's total assets. In return the Fund will                 Leverage
receive cash, other securities, and/or letters of                Liquidity
credit.                                                          Credit

Short-Term Trading: The sale of a security soon         11-13    Market
after its purchase. A portfolio engaging in such
trading will have higher turnover and transaction
expenses.

Small and Microcap Equities: Equity securities of         6      Market
companies with market capitalization within or lower             Liquidity
than those included in the S&P Small Cap 600 Index.

Standard & Poor's Depositary Receipts ("SPDRs"):       5-10, 14  Market
Ownership in a long-term unit investment trust that
holds a portfolio of common stocks designed to track
the price performance and dividend yield of an
index, such as the S&P 500 Index. Index-based
securities entitle a holder to receive proportionate
quarterly cash distributions corrresponding to the
dividends that accrue to the index stocks in the
underlying portfolio, less trust expenses.

Stand-by Commitments: Contract where a dealer agrees    14, 15   Market
to purchase at a Fund's option a specified municipal
obligation at its amortized cost value to the Fund
plus accrued interest.

Stock-Index Options: A security that combines           11-13    Management
features of options with securities trading using                Market
composite stock indices.                                         Credit
                                                                 Liquidity
                                                                 Leverage

Stripped Obligations: U.S. Treasury obligations and   1-3, 14-15 Interest Rate
their unmatured interest coupons that have been
separated ("stripped") by their holder, typically a
custodian bank or other institution.

Time Deposits: Non-negotiable receipts issued by a       1-15    Liquidity
bank in exchange for the deposit of funds.                       Credit
                                                                 Market

            Additional Information About the Funds' Investments

                INSTRUMENT                      FUND CODE        RISK TYPE
                ----------                   --------------- ------------------
U.S. Government Agency Securities:                1-15       Interest Rate
Securities issued by agencies and                            Credit
instrumentalities of the U.S. government.
These include Ginnie Mae, Fannie Mae, and
Freddie Mac.

U.S. Treasury Obligations: Bills, notes,          1-15       Interest Rate
bonds, separately traded registered
interest and principal securities, and
coupons under bank entry safekeeping.

Variable and Floating Rate Instruments:        1-4, 10-15    Credit
Obligations with interest rates which are                    Liquidity
reset daily, weekly, quarterly or some                       Market
other period and which may be payable to
the Fund on demand.

Warrants: Securities, typically issued with        5-9       Market
preferred stock or bonds, that give the                      Credit
holder the right to buy a proportionate
amount of common stock at a specified
price.

When-Issued and Delayed Delivery                  1-15       Market
Transactions: Purchase or contract to                        Leverage
purchase securities at a fixed price for                     Liquidity
delivery at a future date. Under normal                      Credit
market conditions, when-issued purchases
and forward commitments will not exceed 20%
of the value of a Fund's total assets.

Yankee Bonds and Similar Debt Obligations:     1-9, 14, 15   Market
U.S. dollar denominated bonds issued by                      Credit
foreign corporations or governments.                         Interest Rate
Sovereign bonds are those issued by the                      Political
government of a foreign country.                             Foreign Investment
Supranational bonds are those issued by
supranational entities, such as the World
Bank and European Investment Bank. Canadian
bonds are those issued by Canadian
provinces.

Zero-Coupon Debt Obligations: Bonds and      1-4, 10, 14, 15 Credit
other debt obligations that pay no                           Market
interest, but are issued at a discount from                  Interest Rate
their value at maturity. When held to
maturity, their entire return equals the
difference between their issue price and
their maturity value.

            Additional Information About the Funds' Investments
Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Investment Style Risk. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better--or worse--than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

  Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

  Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

            Additional Information About the Funds' Investments
Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

            Fund Management
Investment Advisor

Fifth Third Asset Management Inc. (the "Advisor") (which has acquired through consolidation many of the staff members and accounts of Lyon Street Asset Management Company), 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds. The Advisor is wholly owned by Fifth Third Bank. Since 1976, the Advisor and its predecessor have been organized as an investment management organization and actively engaged in providing discretionary investment management services to institutional and individual clients.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

The management fees, after voluntary fee waivers, paid by the Fifth Third Money Market Fund, the Fifth Third Intermediate Bond Fund, the Fifth Third Bond Fund and the Fifth Third Intermediate Municipal Bond Fund for the fiscal year ended July 31, 2000 are as follows:

                                                   As a percentage of
                                                   Average net assets
                                                   ------------------
     Fifth Third Prime Money Market Fund                 0.38%
     Fifth Third Intermediate Bond Fund                  0.55%
     Fifth Third Bond Fund                               0.55%
     Fifth Third Intermediate Municipal Bond Fund        0.55%

Because the remaining Fund's have not commenced operations, the management fees as a percentage of average net assets are not shown at this time.

Portfolio Managers

Fifth Third Asset Management Inc.

Allan J. Meyers, has been the portfolio manager of the Large Cap Value Fund since November 1997 and portfolio manager for the Large Cap Growth Fund since October 1999. Mr. Meyers has over twenty-four years of portfolio management experience, including fifteen years with the Advisor and its predecessor, Lyon Street Asset Management Company.

David C. Eder, has been the portfolio manager of the International GDP Fund and the Equity Index Fund since January 1995. Mr. Eder has over seven years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company.

Brian J. Smolinski, has been the portfolio manager of the Equity Index Fund since June 1998 and portfolio manager of the International GDP Fund since June 1998. Mr. Smolinski is also responsible for developing and maintaining proprietary software that is used in researching structured equity investments. Mr. Smolinski has two years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company and nine years experience as an Applications Business Analyst for a major bank.

Robert Cummisford, has been the portfolio manager of the Small Cap Growth Fund since November 1999. Mr. Cummisford has over eight years of portfolio management experience with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Cummisford also has experience as a Senior Consultant.

Mitchell L. Stapley, has been the portfolio manager of the Intermediate Bond Fund since November 1999, the portfolio manager of the Long Term Bond Fund since March 1995 and the portfolio manager of the Short Term Bond Fund since November 1996. Mr. Stapley has over fifteen years of portfolio management experience, including eleven years with the Advisor and its predecessor, Lyon Street Asset Management Company.

            Fund Management
John L. Cassady III, has been the portfolio manager for the Intermediate Bond Fund, the Long Term Bond Fund, and the Short Term Bond Fund since November 1997. Mr. Cassady has over twelve years of investment experience, including seven years of fixed income portfolio management.

Michael J. Martin, has been portfolio manager for the Michigan Municipal Bond Fund since January 1995, portfolio manager for the Municipal Bond Fund and for the Intermediate Municipal Bond Fund since November 1997. Mr. Martin has over six years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company.

Sarah M. Quirk, has been the portfolio manager for the Municipal Bond Fund since May 1998 and portfolio manager for the Intermediate Municipal Bond Fund since May 1998. Ms. Quirk has over twenty years of investment experience, including fifteen years in the municipal bond industry.

Daniel Skubiz, has been portfolio manager of the Large Cap Growth Fund and the Large Cap Value Fund since October 2000. Mr. Skubiz has six years of investment experience, including four years of portfolio management.

Michael S. Gilmore, has been the portfolio manager of the Small Cap Growth Fund since October 2001. Mr. Gilmore has five years of investment experience including over two and one half years of investment experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management.

Bond Funds

Investment decisions for the Fifth Third Short Term Bond Fund, the Fifth Third Intermediate Bond Fund, the Fifth Third Bond Fund, the Fifth Third Intermediate Municipal Bond Fund, and the Fifth Third Michigan Municipal Bond Fund are made by a team of investment professionals, all of whom are employees of Fifth Third Asset Management Inc.

Fund Administration

BISYS Fund Services Limited Partnership ("BISYS") serves as the administrator of the Funds. The administrator generally assists in all aspects of the Funds' administration and operation, including providing the Funds with certain administrative personnel and services necessary to operate the Funds, such as legal and accounting services. BISYS provides these at an annual rate as specified below:

          Maximum               Average Aggregate Daily
     Administrative Fee         Net Assets of the Trust
     ------------------         -----------------------
          0.20%                 of the first $1 billion
          0.18%                 of the next $1 billion
          0.17%                 in excess of $2 billion

BISYS may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of each Fund, including providing certain administrative personnel and services necessary to operate the Funds. Fifth Third Bank receives a fee from BISYS for providing sub-administrative services at an annual rate of 0.04% of the average daily net assets of all the Funds.

            Shareholder Information
Purchasing And Selling Fund Shares

Pricing Money Market Fund Shares

Each Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Funds is determined by using the amortized cost method.

Fifth Third Michigan Municipal Money Market Fund calculates its NAV daily at 12 noon. Fifth Third Prime Money Market Fund calculates its NAV at 1 p.m. Fifth Third Institutional Government Money Market Fund and Fifth Third Institutional Money Market Fund calculate their NAV at 2 p.m. All times are Cincinnati time. Each Fund's NAV is calculated each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. The Funds will be closed on those days that Fifth Third Bank is closed and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing Stock and Bond Fund Shares

The price of stock and bond Fund shares is based on the Fund's Net Asset Value
(NAV). The value of each portfolio instrument held by these Funds is determined by using market prices. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Cincinnati time each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. Each stock and bond Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on those days that Fifth Third Bank is closed and on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Purchasing And Adding To Your Shares

You may purchase shares on days when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. Your purchase price will be the next NAV after your purchase order, completed application, and full payment have been received by the Funds or its transfer agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Cincinnati time in order to receive that day's NAV. All orders for the Money Market Funds must be received by the Funds or its transfer agent on the following schedule (Cincinnati time) in order to receive that day's NAV: Fifth Third Michigan Municipal Money Market Fund--12 noon; Fifth Third Prime Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third Institutional Money Market Fund; 2 p.m.

Institutional and Service shares may only be purchased through the Trust and Investment Department of Fifth Third Bank, Fifth Third Securities, Inc.-- Institutional Investment Division, qualified employee retirement plans subject to minimum requirements that may be established by the distributor of Fund shares, or broker-dealers, investment advisors, financial planners or other financial institutions which have an agreement with Fifth Third Bank to place trades for themselves or their clients for a fee. In order to purchase Institutional shares through one of those entities, you must have an account with it. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution.

            Shareholder Information

You may purchase Advisor, Investment A, Investment B, and Investment C shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares. (Special rules apply for former holders of Investment shares of the Kent Funds. See below.) In order to purchase Advisor, Investment A, Investment B, and Investment C shares through Fifth Third Securities, Inc. or another financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details. Your shares in the Funds will be held in an omnibus account in the name of that institution.

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time for purchase requests. Consult that entity for specific information. If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

Minimum Investments

                    The minimum initial investment in Institutional shares (with the exception of the Institutional Money Market Fund and Government Institutional Money Market Fund) of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fifth Third Funds.

                    The minimum initial investment in Institutional and Service shares of the Institutional Money Market Fund and Government Institutional Money Market Fund is $1,000,000. This minimum initial investment may be waived by the Fund.

                    The minimum initial investment in Advisor, Investment A, Investment B, or Investment C shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. The maximum investment is $250,000 for total purchases of Investment B shares of a Fund offered by this Prospectus. Investment minimums for Investment A, Investment B, and Investment C shares will be waived for individual retirement accounts (IRA's) and other qualified retirement plans.

                    All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject third-party checks.

                    For details, contact the Trust toll-free at 1-888-799-5353 or write to: Fifth Third Funds, c/o Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                    The Funds may reject a purchase order for any reason.

Systematic Investment Program--Investment A and Investment B shares

                    You may make monthly systematic investments in Investment A or Investment B shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on

            Shareholder Information
                    which the Funds are open for business, the purchase will be made on the previous day the Funds are open for business. Please contact Fifth Third Securities, Inc. or your financial institution for more information.

Avoid 31% Tax Withholding

Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) in compliance with IRS rules. To avoid this withholding, make sure you provide your correct Tax Identification Number.

Instructions for Purchases by Former Kent Funds Shareholders

If you held in your name (rather than through a brokerage account) Investment shares of the Kent Funds at the time those funds were consolidated into one of the Fifth Third Funds, and you continue to hold in your name the shares of the Fifth Third Fund that you received in the consolidation or by way of a subsequent exchange, you may purchase additional shares of that Fifth Third Fund directly from the Funds rather than through Fifth Third Securities, Inc. or another financial institution. The Funds reserve the right to change or eliminate these privileges at any time.

By Mail
              For Subsequent Investments:

              1. Use the investment slip attached to your account statement.
                 Or, if unavailable, provide the following information:

                .Fund name

                .Share class

                .Amount invested

                .Account name and account number

              2. Make check, bank draft or money order payable to "Fifth Third
                 Funds" and include your account number on the check.

              3. Mail or deliver investment slip and full payment to the following address:

                By Regular Mail:  By Express Mail:


                Fifth Third Funds Fifth Third Funds
                P.O. Box 182706   c/o BISYS Fund Services
                Columbus, OH      3435 Stelzer Road
                43218-2706        Columbus, OH 43219-3035
By Wire Transfer
              For Subsequent Investments:

              Instruct your bank to wire transfer your investment to:

                Fifth Third Bank
                Cincinnati, OH
                A/C #99944318
                ABA #042000314
                Reference: Fifth Third Funds
                FFC: Shareholder name, Fund name, and Account number

              Note: Your bank may charge a wire transfer fee.

Shareholder Information

Systematic Investment Program

              To begin making systematic investments or to increase the amounts you already are investing:

              [X] Write a letter of instruction indicating:

                  . Your bank name, address, account number, and ABA routing number

                  . The amount you wish to invest automatically

              [X] Attach a voided personal check.

              [X] Mail To:

                  Fifth Third Funds
                  P.O. Box 182706
                  Columbus, OH 43218-2706

            Shareholder Information
Selling Your Shares

You may sell your shares on days when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of Cleveland is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received by the Funds or its transfer agent prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been redeemed before daily NAV pricing you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

In order to sell your Institutional and Service shares, call the Trust and Investment Department at Fifth Third Bank, Fifth Third Securities, Inc.-- Institutional Investment Division, the sponsor of your qualified employee retirement plan or the broker-dealer, investment advisor, financial planner or other institution through which you purchased your shares.

You may sell Advisor, Investment A, Investment B or Investment C shares through the financial institution through which you purchased them. (Special rules apply for certain former shareholders of the Kent Funds. See below.)

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests. Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day.

Systematic Withdrawal Plan--Investment A, Investment B, and Investment C shares only

You may make automatic withdrawals on a monthly, quarterly, or annual basis on the first day of that period that the Funds are open for business. Please contact Fifth Third Securities, Inc. or your financial institution for more information.

Postponement of Redemption Payments

Any Fund may delay sending to you redemption proceeds for up to 7 days, or during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other then customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to:
Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Instructions for Sales by Former Kent Funds Shareholders

If you held in your name (rather than through a brokerage account) Investment Shares of the Kent Funds at the time those funds were consolidated into one of the Funds, and you continue to hold in your name the shares of the Fifth Third Fund you received in the consolidation or by way of a subsequent exchange, you may sell your Fifth Third Fund shares directly by contacting the Funds rather than through Fifth Third Securities, Inc. or another financial institution.

By telephone

              Call 1-800-282-5706 with instructions as to how you wish to receive your funds (mail, wire). The Funds make every effort to insure that telephone redemptions are only made by authorized traders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity.

            Shareholder Information
By mail

              1.  Write a letter of instruction indicating:

                . your Fund and account number

                . amount you wish to redeem

                . address where your check should be sent

                . account owner(s) signature

              2.  Mail to:

                Fifth Third Funds
                P.O. Box 182706
                Columbus, OH 43218-2706

By overnight service

              1.  Write a letter of instruction indicating:

                .your fund and account number

                .amount you wish to redeem

                .address where you want check to be sent

                .account owner(s) signature

              2.  Send to:

                Fifth Third Funds
                c/o BISYS Fund Services
                3435 Stelzer Road
                Columbus, OH 43219-3035

By wire transfer
(Option available only if previously set up on account.)

              Call 1-800-282-5706 to request a wire transfer.

              If you call by the time designated by the Funds, your payment will normally be wired to your bank on the next business day.

              The Fund may charge a wire transfer fee of $8. Note: Your financial institution may also charge a separate fee.

Systematic Withdrawal Plan

              To activate this feature call 1-800-282-5706.
          A

            Shareholder Information
When Written Redemption Requests are Required

You must request redemptions in writing in the following situations:

1.  Redemptions from Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include each of the following.

  .  Your account address has changed within the last 10 business days

  .  The check is not being mailed to the address on your account

  .  The check is not being made payable to the owner(s) of the account

  . The redemption proceeds are being transferred to another Fund account with a different registration

  . The redemption proceeds are being wired to instructions currently not on your account

Signature guarantees may be obtained from a U.S. stock exchange member, a U.S. commercial bank or trust company, or any other financial institution that is a member of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations, which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The Trust does not accept signatures guaranteed by a notary public.

Redemptions Within 15 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 calendar days). You can avoid this delay by purchasing shares with a certified check, or by wire.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, a Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

            Shareholder Information
Exchanging Your Shares

You may exchange     Instructions for Exchanging Shares --
your
Institutional
shares for
Institutional
shares of any
other Fifth Third
Fund. No
transaction fees
are charged for
exchanges. Be
sure to read the
Prospectus
carefully of any
Fund into which
you wish to
exchange shares.

                     Institutional and Service shares. To exchange your shares, call the Trust and Investment Department at Fifth Third Bank, 1-800-654-5372; Fifth Third Securities, Inc.--Institutional Investment Division, 1-888-799-5353, the sponsor of your qualified employee retirement plan or the broker-dealer, investment advisor, financial planner or other institution through which you purchased your shares for exchange procedures or call 1-800-252-7806.

                     Advisor, Investment A, Investment B, and Investment C shares. If exchanging shares through your broker/dealer or financial institution, ask it for exchange procedures or call 1-800-252-7806. (Special rules apply for former holders of Investment shares of the Kent Funds. See below.)


You may exchange     Automatic Exchanges -- Investment A, Investment B, and
your Advisor,        Investment C shares only
Service,
Investment A,
Investment B or
Investment C
shares for the
same class of
shares of any
other Fifth Third
Fund. No
transaction fees
are charged for
exchanges. Be
sure to read the
Prospectus
carefully of any
Fund into which
you wish to
exchange shares.

                     You can use the Funds' Automatic Exchange feature to purchase shares of the Funds at regular intervals through regular, automatic redemptions from a Fund. To participate in the Automatic Exchange Program or to change the Automatic Exchange instructions on an existing account, contact your broker/dealer or your financial institution.

                     Notes on exchanges

                     To prevent disruption in the management of the Funds, market timing strategies and frequent exchange activity may be limited by the Funds. Although not anticipated, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time. Shareholders will receive 60 days notice on changes in exchange policy for all Funds with a sales load.


You must meet the    When exchanging from a Fund that has no sales charge or a
minimum              lower sales charge to a Fund with a higher sales charge,
investment           you will pay the difference.+
requirements for
the Fund into
which you are
exchanging.
Exchanges from
one Fund to
another are
taxable for
investors subject
to federal or
state income
taxation. These
procedures apply
only to exchanges
between existing
accounts.

                     Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

                     The Exchange Privilege may be changed or eliminated at any time.

                     The Exchange Privilege is available only in states where shares of the Funds may be sold.

                     All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

------
+Fifth Third has agreed to waive the sales load for former Kent shareholders.

            Shareholder Information
                     Instructions for Exchanges by Former Kent Funds
                     Shareholders

                     If you held in your name (rather than through a brokerage account) Investment shares of the Kent Funds at the time those funds were merged into one of the Funds, and you continue to hold in your name the shares of the Fifth Third Fund you received in the merger or by way of a subsequent exchange, you may exchange your Fifth Third Fund shares for Investment A shares of any other Fifth Third Fund directly by contacting the Funds rather than going through Fifth Third Securities, Inc. or another financial institution.

                     To make an exchange, send a written request to Fifth Third Funds, P.O. Box 182706, Columbus, OH 43218-2706, or call 1-800-282-5706. Please provide the following information:

                        .  Your name and telephone number

                        .  The exact name on your account and account number

                        . Taxpayer identification number (usually your Social Security number)

                        .  Dollar value or number of shares to be exchanged

                        . The name of the Fund from which the exchange is to be made

                        . The name of the Fund into which the exchange is being made

Automatic Exchanges

To participate in the Automatic Exchange Program or to change the Automatic Exchange instructions on an existing account or to discontinue the feature, write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

If shares of a Fund are purchased by check, those shares cannot be exchanged until your check has been collected. This could take 15 days or more.

            Shareholder Information

Distribution Arrangements/ Sales Charges for Stock and Bond Funds

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                      Institutional    Advisor     Investment A  Investment B  Investment C
                      ------------- -------------  ------------  ------------  ------------
Sales Charge (Load)    None          None          Front-end     No front-end  No front-end
                                                   sales charge  sales         sales
                                                   (except for   charge. A     charge. A
                                                   Money Market  contingent    contingent
                                                   Funds);       deferred      deferred
                                                   reduced       sales charge  sales charge
                                                   sales         (CDSC) will   (CDSC) will
                                                   charges       be imposed    be imposed
                                                   available.    on shares     on shares
                                                                 redeemed      redeemed
                                                                 within 6      within 12
                                                                 years after   months after
                                                                 purchase.     purchase.

Distribution/Service   None          Subject to    Subject to    Subject to    Subject to
 (12b-1) Fee                         annual        annual        annual        annual
                                     distribution  distribution  distribution  distribution
                                     and           and           and           and
                                     shareholder   shareholder   shareholder   shareholder
                                     servicing     servicing     servicing     servicing
                                     fees of up to fees of up    fees of up    fees of up
                                     0.50% of the  to 0.25% of   to 1.00% of   to 0.75% of
                                     Fund's        the Fund's    the Fund's    the Fund's
                                     assets.       assets.       assets.       assets.
                                                                               (Also
                                                                               subject to a
                                                                               non-12b-1
                                                                               fee for
                                                                               shareholder
                                                                               servicing of
                                                                               up to 0.25%
                                                                               of the
                                                                               Fund's
                                                                               assets.)

Fund Expense           Lower         Higher annual Lower annual  Higher        Higher
                       annual        expenses than expenses      annual        annual
                       expense       Institutional than          expenses      expenses
                       than all      and           Advisor,      than          than
                       other         Investment A  Investment    Investment A  Investment A
                       shares.       shares.       B, and C      shares.       shares.
                                                   shares.

Conversion             None          None          None          Converts to   None
                                                                 Investment A
                                                                 shares after
                                                                 8 years.

Calculation of Sales Charges

 Investment A shares

Investment A shares are sold at their public offering price (except for the Money Market Funds). This price includes the initial sales charge. Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

                                  Sales Charge   Sales Charge
                                   as a % of       as a % of
Your Investment                  Offering Price Your Investment
---------------                  -------------- ---------------
Less than $50,000                    4.50%           4.71%
$50,000 but less than $100,000       4.00%           4.17%
$100,000 but less than $150,000      3.00%           3.09%
$150,000 but less than $250,000      2.00%           2.04%
$250,000 but less than $500,000      1.00%           1.01%
$500,000 or more                     0.00%           0.00%

            Shareholder Information

If you have a Club 53 Account, One Account Advantage or Platinum One Account through Fifth Third Bank, you are eligible for the following reduced sales charges:

                                  Sales Charge   Sales Charge
                                   as a % of       as a % of
Your Investment                  Offering Price Your Investment
---------------                  -------------- ---------------
Less than $50,000                    3.97%           4.13%
$50,000 but less than $100,000       3.47%           3.59%
$100,000 but less than $150,000      2.47%           2.53%
$150,000 but less than $250,000      1.47%           1.49%
$250,000 but less than $500,000      0.47%           0.47%
$500,000 and above                   0.00%           0.00%

If you purchase $500,000 or more of Investment A shares and do not pay a sales charge, and you sell any of those shares before the first anniversary of purchase, you will pay a 1% contingent deferred sales charge, or CDSC, on the portion redeemed at the time of redemption. The CDSC will be based upon the lowest of the NAV at the time of purchase and the NAV at the time of redemption. In any sales, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Sales Charge Reductions

You may qualify for reduced sales charges under the following circumstances.

  . Letter of Intent. You inform the Fund in writing that you intend to purchase at least $50,000 of Investment A shares over a 13-month period to qualify for a reduced sales charge. You must include up to 4.50% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

  . Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

  . Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Investment B shares

Investment B shares are offered at NAV, without any up-front sales charge. Therefore, all of the money that you send to the Funds is used to purchase Fund shares. If you sell your Investment B shares before the end of the sixth year after purchase, however, you will pay a contingent deferred sales charge, or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

            Shareholder Information

Investment B shares are subject to the following CDSC schedule:

                                      % of NAV (at time of
                                   purchase or sale if lower)
Year of Redemption After Purchase    deducted from proceeds
---------------------------------  --------------------------
During the first year                          5%
During the second year                         4%
During the third or fourth years               3%
During the fifth year                          2%
During the sixth year                          1%
During the seventh or eight years              0%

Sales Charge Waivers

 Investment A shares

The following transactions qualify for waivers of sales charges that apply to Investment A shares:

  . Shares purchased by investment representatives through fee-based investment products or accounts.

  . Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the advisor or its affiliates or invested in any Fifth Third Fund.

  . Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

  . Shares purchased by directors, trustees, employees, and family members of the Advisor and its affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

  . Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored qualified retirement plans, "wrap" type programs non-transactional fee fund programs, and programs offered by fee-based financial planners and other types of financial institutions (including omnibus service providers).

  . Distributions from Qualified Retirement Plans. There also is no sales charge for Fund shares purchased with distributions from qualified retirement plans or other trusts administered by Fifth Third Bank.

  .  Shares purchased by former Kent shareholders.

 Investment B shares

The CDSC will be waived under certain circumstances, including the following:

  . Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

  . Redemptions from accounts following the death or disability of the shareholder.

  . Investors who purchased through a participant directed defined benefit plan.

  .  Returns of excess contributions to certain retirement plans.

  . Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

  . Shares issued in a plan of reorganization sponsored by Fifth Third Bank, or shares redeemed involuntarily in a similar situation.

            Shareholder Information

 Investment C shares

Class C shares are offered at NAV, without any up-front sales charge. Therefore, all the money you send to the Funds is used to purchase Fund shares. If you sell your Investment C shares before the first anniversary of purchase, however, you will pay a 1% contingent deferred sales charge or CDSC, at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase and the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Reinstatement Privilege

If you have sold Investment A shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.

Distribution/Service (12b-1) Fees for Advisor, Service, Investment A, Investment B, and Investment C Shares only

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services.

In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

12b-1 fees may cost you more than paying other types of sales charges.

The 12b-1 fees vary by share class as follows:

  . Advisor shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund which the Distributor may use for shareholder servicing and distribution.

  . Investment A or Service shares may pay a 12b-1 fee at an annual rate of up to 0.25% of the average daily net assets of the applicable Fund which the Distributor may use for shareholder servicing and distribution.

  . Investment B shares may pay a 12b-1 fee at an annual rate of up to 1.00% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

  . Investment C shares may pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund which the Distributor may use for distribution. This will cause expenses for Investment C shares to be higher and dividends to be lower than for Investment A shares. The higher 12b-1 fee on Investment C shares, together with the CDSC, help the Distributor sell Investment C shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

Please note that Investment C shares may pay a non-12b-1 shareholder servicing fee of up to 0.25% of the average daily net assets of the applicable Fund.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

Conversion to Investment A Shares

Investment B shares convert automatically to Investment A shares 8 years after purchase. After conversion, the 12b-1 fees applicable to your shares are reduced from 1.00% to 0.25% of the average daily net assets.

            Shareholder Information
Dealers Incentives

BISYS, the distributor of Fund shares, in its discretion, may pay all dealers selling Investment A shares or Investment B shares all or a portion of the sales charges it normally retains.

Dividends And Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions. Dividends are higher for Institutional shares than for Advisor, Service, Investment A, Investment B or Investment C shares, because Institutional shares have lower operating expenses than Advisor, Service, Investment A, Investment B or Investment C shares.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Prime Money Market Fund and Fifth Third Michigan Municipal Money Market Fund. Dividends, if any, are declared and paid monthly by Fifth Third Small Cap Growth Fund, Fifth Third Large Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Value Fund, Fifth Third Short Term Fund, Fifth Third Intermediate Bond Fund, Fifth Third Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, and Fifth Third Municipal Bond Fund. Dividends, if any, are declared and paid annually by Fifth Third International GDP Fund. Capital gains, if any, are distributed at least annually.

Taxation

Federal Income Tax

Each Fund expects to distribute substantially all of its investment income (including net capital gains and tax-exempt interest income, if any) to its shareholders. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid).

Any gain from the sale or exchange of Fund shares will generally also be subject to tax.

This is a brief summary of certain federal income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

            Shareholder Information

The Michigan Municipal Money Market Fund and the Bond Funds

It is expected that the Michigan Municipal Money Market Fund, the Short Term Bond Fund and the Municipal Bond Funds will distribute dividends derived from interest earned on tax-exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. The Bond Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Michigan Municipal Money Market Fund and the Bond Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Michigan Municipal Money Market Fund and the Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or an agency thereof.

Because the Michigan Municipal Money Market Fund and the Michigan Municipal Bond Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income of these Funds. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

Additional Tax Information for Fifth Third Intermediate Municipal Bond Fund

Dividends from Fifth Third Intermediate Municipal Bond Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income. Distributions representing net long-term capital gains realized by Fifth Third Intermediate Municipal Bond Fund, if any, will be taxable as long-term capital gains regardless of the length of time shareholders have held their Shares.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of social security benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent either Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

            Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended July 31, 2000 has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for periods ended prior to July 31, 2000 has been audited by Ernst & Young LLP. Financial highlights for Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Michigan Municipal Money Market Fund, Fifth Third International GDP Fund, Fifth Third Small Cap Growth Fund, Fifth Third Large Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Value Fund, Fifth Third Short Term Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third Municipal Bond Fund are not presented because the Funds had not commenced operations as of June 15, 2001.

                                             Fifth Third Prime Money Market Fund
                                        Institutional Shares

                                         Year Ended July 31,
                             ------------------------------------------------
                               2000      1999      1998      1997      1996
Per share data               --------  --------  --------  --------  --------
Net asset value, beginning
 of period                   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------
Income from investment
 operations
 Net investment income           0.05      0.05      0.05      0.05      0.05
------------------------------------------------------------------------------
 Total from investment
  operations                     0.05      0.05      0.05      0.05      0.05
------------------------------------------------------------------------------
Less distributions
 Distributions to
  shareholders from net
  investment income             (0.05)    (0.05)    (0.05)    (0.05)    (0.05)
 Total distributions            (0.05)    (0.05)    (0.05)    (0.05)    (0.05)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, end of the
 period                      $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return                     5.53%     4.76%     5.25%     5.11%     5.20%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net
 Assets:
 Net Expenses                    0.52%     0.52%     0.52%     0.52%     0.49%
 Net investment income           5.44%     4.66%     5.13%     4.99%     5.07%
 Expense
  waiver/reimbursement(a)        0.10%     0.11%     0.12%     0.09%     0.08%
------------------------------------------------------------------------------
Supplemental data
 Net assets, end of period
  (000s)                     $508,414  $348,366  $368,348  $341,827  $300,821
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(a) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.

            Financial Highlights

                                             Fifth Third Prime Money Market Fund
                                        Investment A Shares

                                         Year Ended July 31,
                            -------------------------------------------------
                              2000       1999      1998      1997      1996
Per Share Data              ---------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period                  $    1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------
Income from Investment
 Operations
 Net investment income           0.05      0.04      0.05      0.05      0.05
------------------------------------------------------------------------------
 Total from Investment
  Operations                     0.05      0.04      0.05      0.05      0.05
------------------------------------------------------------------------------
Less distributions
 Distributions to
  shareholders from net
  investment income             (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
------------------------------------------------------------------------------
 Total Distributions            (0.05)    (0.04)    (0.05)    (0.05)    (0.05)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Asset Value, End of
 Period                     $    1.00  $   1.00  $   1.00  $   1.00  $   1.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Return                     5.27%     4.53%     5.25%     5.11%     5.20%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net
 Assets:
 Net Expenses                    0.77%     0.75%     0.52%     0.52%     0.49%
 Net investment income           5.29%     4.39%     5.13%     4.99%     5.06%
 Expense
  waiver/reimbursement(a)        0.10%     0.13%     0.47%     0.44%     0.40%
------------------------------------------------------------------------------
Supplemental data
 Net assets, end of period
  (000s)                    $ 215,082  $ 75,024  $ 36,552  $ 33,438  $ 19,341
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(a) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.

            Financial Highlights
                                              Fifth Third Intermediate Bond Fund
                                         Institutional Shares

                                                 Year Ended Period Ended
                                                  July 31,    July 31,
                                                    2000       1999*
Per Share Data                                   ---------- ------------
Net Asset Value, Beginning of Period              $  11.70    $  12.27
--------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income/(loss)                         0.68        0.56
 Net realized and unrealized gains/(losses) from
  investments                                        (0.21)      (0.30)
--------------------------------------------------------------------------
 Total from investment operations                     0.47        0.26
--------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                               (0.67)      (0.62)
 In excess of net investments                          --          --
 Net realized gains                                    --        (0.21)
--------------------------------------------------------------------------
 Total Distributions                                 (0.67)      (0.83)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Net Asset Value, End of Period                    $  11.50    $  11.70
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Return (excludes sales charge)                  4.09%       2.12%(a)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net expenses                                         0.76%       0.75%(b)
 Net investment income/(loss)                         5.87%       5.12%(b)
 Expense waiver/reimbursement(c)                      0.04%       0.03%(b)
--------------------------------------------------------------------------
Supplemental data:
 Net assets at end of period (000s)               $190,293    $198,212
 Portfolio turnover(d)                                 185%        104%
--------------------------------------------------------------------------
--------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

            Financial Highlights
                                              Fifth Third Intermediate Bond Fund
                                         Investment A Shares

                                             Year Ended July 31,
                                      ------------------------------------
                                       2000     1999      1998     1997*
Per Share Data                        -------  -------  --------  --------
Net Asset Value, Beginning of Period  $ 11.69  $ 12.19  $  12.19  $  12.00
------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income/(loss)            0.66     0.71      0.68      0.37
 Net realized and unrealized
  gains/(losses) from investments       (0.22)   (0.41)     0.06      0.18
------------------------------------------------------------------------------
 Total from Investment Operations        0.44     0.30      0.74      0.55
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                  (0.65)   (0.59)    (0.69)    (0.36)
 In excess from net investments           --       --        --        --
 Net realized gains                       --     (0.21)    (0.05)      --
------------------------------------------------------------------------------
 Total Distributions                    (0.65)   (0.80)    (0.74)    (0.36)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Asset Value, End of Period        $ 11.48  $ 11.69  $  12.19  $  12.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Return (excludes sales charge)     3.90%    2.42%     6.23%     4.64%(a)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                            1.01%    0.97%     0.75%     0.79%(b)
 Net investment income/(loss)            5.59%    4.80%     5.54%     6.08%(b)
 Expense waiver/reimbursement(c)         0.04%    0.05%     0.42%     0.42%(b)
------------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)   $27,319  $40,508  $188,071  $157,108
 Portfolio turnover(d)                    185%     104%      127%      157%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

            Financial Highlights
                                              Fifth Third Intermediate Bond Fund
                                         Investment C Shares

                                                Year Ended July 31,
                                            ------------------------------
                                             2000    1999   1998**  1997*
Per Share Data                              ------  ------  ------  ------
Net Asset Value, Beginning of Period        $11.69  $12.19  $12.18  $12.00
------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income/(loss)                 0.60    0.53    0.60   (0.01)
 Net realized and unrealized gains/(losses)
  from investments                           (0.21)  (0.29)   0.05    0.50
------------------------------------------------------------------------------
 Total from Investment Operations             0.39    0.24    0.65    0.49
------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                       (0.59)  (0.53)  (0.59)  (0.22)
 In excess of net investment income            --      --      --    (0.09)
 Net realized gains                            --    (0.21)  (0.05)    --
------------------------------------------------------------------------------
 Total Distributions                         (0.59)  (0.74)  (0.64)  (0.31)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.49  $11.69  $12.19  $12.18
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Return (excludes sales charge)          3.43%   1.92%   5.50%   4.18%(a)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                                 1.51%   1.54%   1.34%   1.54%(b)
 Net investment income/(loss)                 5.10%   3.40%   4.89%   4.20%(b)
 Expense waiver/reimbursement(c)              0.26%   0.28%   0.32%   0.26%(b)
------------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)         $  365  $  567  $  230  $    6
 Portfolio turnover(d)                         185%    104%    127%    157%
------------------------------------------------------------------------------
------------------------------------------------------------------------------

* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
** Per share information is calculated using the average share method.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

            Financial Highlights
                                                           Fifth Third Bond Fund
                                               Institutional Shares

                                                 Year Ended Period Ended
                                                  July 31,    July 31,
                                                    2000       1999*
Per Share Data                                   ---------- ------------
Net Asset Value, Beginning of Period              $   9.52    $  10.02
--------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income                                0.57        0.48
 Net realized and unrealized gains/(losses) from
  investments                                        (0.14)      (0.38)
--------------------------------------------------------------------------
 Total from Investment Operations                     0.43        0.10
--------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                               (0.57)      (0.49)
 In excess of net investments                          --          --
 Net realized gains                                    --        (0.11)
--------------------------------------------------------------------------
 Total Distributions                                 (0.57)      (0.60)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Net Asset Value, End of Period                    $   9.38    $   9.52
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Return (excludes sales charge)                  4.66%       0.88%(a)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net expenses                                         0.75%       0.75%(b)
 Net investment income/(loss)                         6.09%       4.95%(b)
 Expense waiver/reimbursement(c)                      0.09%       0.11%(b)
--------------------------------------------------------------------------
Supplemental data:
 Net assets at end of period (000s)               $200,882    $133,537
 Portfolio turnover(d)                                 368%        349%
--------------------------------------------------------------------------
--------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

            Financial Highlights
                                                           Fifth Third Bond Fund
                                               Investment A Shares

                                              Year ended July 31,
                                     ------------------------------------------
                                      2000    1999     1998     1997     1996
Per Share Data                       ------  ------  --------  -------  -------
Net Asset Value, Beginning of
 Period                              $ 9.52  $ 9.96  $   9.85  $  9.52  $  9.72
--------------------------------------------------------------------------------
Investment Operations
 Net investment income/(loss)          0.54    0.65      0.54     0.55     0.56
 Net realized and unrealized
  gains/(losses) from investments     (0.14)  (0.51)     0.12     0.32    (0.19)
--------------------------------------------------------------------------------
 Total from Investment Operations      0.40    0.14      0.66     0.87     0.37
--------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                (0.54)  (0.47)    (0.55)   (0.54)   (0.57)
 In excess of net investment income     --      --        --       --       --
 Net realized gains                     --    (0.11)      --       --       --
--------------------------------------------------------------------------------
 Total Distributions                  (0.54)  (0.58)    (0.55)   (0.54)   (0.57)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net Asset Value, End of Period       $ 9.38  $ 9.52  $   9.96  $  9.85  $  9.52
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return (excludes sales
 charge)                               4.41%   1.26%     6.91%    9.43%    3.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                          1.00%   0.92%     0.75%    0.75%    0.75%
 Net investment income/(loss)          5.82%   4.85%     5.50%    5.71%    5.80%
 Expense waiver/reimbursement(c)       0.09%   0.17%     0.45%    0.41%    0.06%
--------------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)  $9,494  $9,826  $107,794  $91,789  $83,422
 Portfolio turnover(d)                  368%    349%      279%     181%     117%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

            Financial Highlights
                                                           Fifth Third Bond Fund
                                               Investment C Shares

                                            Year ended July 31,
                                     --------------------------------------
                                      2000    1999    1998    1997   1996*
Per Share Data                       ------  ------  ------  ------  ------
Net Asset Value, Beginning of
 Period                              $ 9.51  $ 9.95  $ 9.86  $ 9.53  $ 9.62
-------------------------------------------------------------------------------
Income from Investment Operations
 Net investment income/(loss)          0.53    0.43    0.48    0.49    0.14
 Net realized and unrealized
  gains/(losses) from investments     (0.16)  (0.33)   0.09    0.32   (0.08)
-------------------------------------------------------------------------------
 Total from Investment Operations      0.37    0.10    0.57    0.81    0.06
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                (0.50)  (0.43)  (0.48)  (0.48)  (0.15)
 In excess of net investment income     --      --      --      --      --
 Net realized gains                     --    (0.11)    --      --      --
-------------------------------------------------------------------------------
 Total Distributions                  (0.50)  (0.54)  (0.48)  (0.48)  (0.15)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value, End of Period       $ 9.38  $ 9.51  $ 9.95  $ 9.86  $ 9.53
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return (excludes sales
 charge)                               3.98%   0.75%   5.92%   8.68%   0.62%(a)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                          1.50%   1.43%   1.50%   1.50%   1.52%(b)
 Net investment income/(loss)          5.31%   4.23%   4.76%   4.97%   5.03%(b)
 Expense waiver/reimbursement(c)       0.33%   0.36%   0.35%   0.31%   0.09%(b)
-------------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)  $  697  $  811  $  399  $  204  $  162
 Portfolio turnover(d)                  368%    349%    279%    181%    117%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

            Financial Highlights
                                    Fifth Third Intermediate Municipal Bond Fund
Institutional Shares

                                                 Year Ended    Period Ended
                                                  July 31,       July 31,
                                                    2000          1999*
Per share data                                   ----------    ------------
Net asset value, beginning of period              $  11.77       $  12.30
-----------------------------------------------------------------------------
Income from investment operations:
 Net investment income/(loss)                         0.48           0.47
 Net realized and unrealized gains/(losses) from
  investments                                        (0.22)         (0.32)
-----------------------------------------------------------------------------
 Total from investment operations                     0.26           0.15
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                               (0.48)         (0.47)
 In excess of net investment income                    --             --
 Net realized gains                                  (0.11)         (0.21)
-----------------------------------------------------------------------------
 Total distributions                                 (0.59)         (0.68)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value, end of period                    $  11.44       $  11.77
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return (excludes sales charge)                  2.37%(a)       1.18%(a)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net expenses                                         0.75%(b)       0.75%(b)
 Net investment income/(loss)                         4.25%(b)       3.79%(b)
 Expense waiver/reimbursement(c)                      0.10%(b)       0.11%(b)
-----------------------------------------------------------------------------
Supplemental data:
 Net assets at end of period (000s)               $141,407       $114,923
 Portfolio turnover(d)                                  84%           110%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

            Financial Highlights
                                    Fifth Third Intermediate Municipal Bond Fund
                                    Investment A Shares

                                            Year Ended July 31,
                                      -------------------------------------
                                       2000       1999     1998     1997*
Per Share Data                        ------     ------  --------  --------
Net Asset Value, Beginning of Period  $11.79     $12.24  $  12.33  $  12.00
-------------------------------------------------------------------------------
Income from Investment Operations:
 Net investment income/(loss)           0.45       0.45      0.50      0.28
 Net realized and unrealized
  gains/(losses) from investments      (0.22)     (0.25)     0.01      0.32
-------------------------------------------------------------------------------
 Total from Investment Operations       0.23       0.20      0.51      0.60
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                 (0.45)     (0.44)    (0.51)    (0.27)
 In excess of net investment
  income/(loss)                          --         --        --        --
 Net realized gains                    (0.11)     (0.21)    (0.09)      --
-------------------------------------------------------------------------------
 Total Distributions                   (0.59)     (0.65)    (0.60)    (0.27)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Asset Value, End of Period        $11.46     $11.79  $  12.24  $  12.33
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Return (excludes sales charge)    2.07%(a)   1.56%     4.28%     5.04%(a)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                           1.00%(b)   0.81%     0.76%     0.81%(b)
 Net investment income/(loss)           3.91%(b)   3.99%     4.09%     4.44%(b)
 Expense waiver/reimbursement(c)        0.11%(b)   0.31%     0.45%     0.42%(b)
-------------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)   $  207     $  386  $117,333  $101,616
 Portfolio turnover(d)                    84%       110%      121%       63%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

            Financial Highlights
                                    Fifth Third Intermediate Municipal Bond Fund
                                    Investment C Shares

                                               Year ended July 31,
                                            -----------------------------
                                            2000  1999  1998**     1997*
Per Share Data                              ----- ----- ------     ------
Net Asset Value, Beginning of Period        $ --  $ --  $12.33     $12.00
-----------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                             0.18      (0.20)
 Net realized and unrealized gains/(losses)
  from investments                            --    --    0.07       0.75
-----------------------------------------------------------------------------
 Total from Investment Operations             --    --    0.25       0.55
-----------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                   (0.18)     (0.16)
 In excess of net investment income           --    --     --       (0.06)
 Net realized gains                                      (0.09)       --
-----------------------------------------------------------------------------
 Total Distributions                          --    --   (0.27)     (0.22)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net Asset Value, End of Period                --    --  $12.31     $12.33
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Return (excludes sales charge)          N/A   N/A   2.03%(a)   4.65%(a)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data
Ratios to Average Net Assets:
 Net Expenses                                 N/A   N/A   1.51%(b)   1.56%(b)
 Net investment income/(loss)                 N/A   N/A   3.41%(b)   3.09%(b)
 Expense waiver/reimbursement(c)              N/A   N/A   0.37%(b)   0.26%(b)
-----------------------------------------------------------------------------
Supplemental data:
 Net Assets at end of period (000s)         $ --  $ --  $  --      $   11
 Portfolio turnover(d)                        N/A   N/A    121%        63%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

* Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
** Reflects operations for the period from August 1, 1997 (date of commencement of operations) to January 8, 1998. As of July 31, 1998, no shares or assets existed in the Investment C Shares. The ending net asset value is the last NAV for a share redeemed on January 8, 1998. Per share information is calculated using the average share method for Investment C Shares.
(a) Not annualized.
(b) Annualized.
(c) This voluntary expense decrease is reflected in both the net expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

Addresses
--------------------------------------------------------------------------------
Institutional Government Money Market Fund           Fifth Third Funds
Institutional Money Market Fund                      c/o Fifth Third Bank
Michigan Municipal Money Market Fund                 38 Fountain Square Plaza
Prime Money Market Fund                              Cincinnati, Ohio 45263
International GDP Fund
Small Cap Growth Fund
Large Cap Growth Fund
Equity Index Fund
Large Cap Value Fund
Short Term Bond Fund
Intermediate Bond Fund
Bond Fund
Intermediate Municipal Bond Fund
Michigan Municipal Bond Fund
Municipal Bond Fund

--------------------------------------------------------------------------------
Investment Advisor                                   Fifth Third Asset
                                                       Management Inc.
                                                     38 Fountain Square Plaza
                                                     Cincinnati, Ohio 45263

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend Disbursing Agent,
   and Sub-Administrator                             Fifth Third Bank
                                                     38 Fountain Square Plaza
                                                     Cincinnati, Ohio 45263

--------------------------------------------------------------------------------
Distributor and Administrator                        BISYS Fund Services Limited
                                                       Partnership
                                                     3435 Stelzer Road
                                                     Columbus, Ohio 43219

--------------------------------------------------------------------------------
Independent Auditors                                 Arthur Andersen LLP
                                                     720 E. Pete Rose Way
                                                     Suite 400
                                                     Cincinnati, Ohio 45202
--------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semiannual Reports (Reports):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments.


Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Annual and Semi-Annual Reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                                Fifth Third Funds
                              c/o Fifth Third Bank
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
                            Telephone: 1-888-799-5353
                          Internet: http://www.53.com*

               *The Funds' website is not part of this Prospectus.

You can review the Annual and Semi-Annual Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

 .    For a fee, by writing the Public Reference Section of the Commission,
     Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.
 .    At no charge from the Commission's Website at http://www.sec.gov.

                          [LOGO OF FIFTH THIRD FUNDS]

4/01                                   Investment Company Act file no. 811-5669.

                               FIFTH THIRD FUNDS
                       (formerly Fountain Square Funds)

                      Statement of Additional Information
                                 June 15, 2001

This Statement of Additional Information (the "SAI") relates to the Prospectus of the following portfolios (the "Funds") of Fifth Third Funds (the "Trust") dated June 15, 2001:

 .  Fifth Third Institutional Government Money Market Fund
 .  Fifth Third Institutional Money Market Fund
 .  Fifth Third Michigan Municipal Money Market Fund
 .  Fifth Third International GDP Fund
 .  Fifth Third Small Cap Growth Fund
 .  Fifth Third Large Cap Growth Fund
 .  Fifth Third Equity Index Fund
 .  Fifth Third Large Cap Value Fund
 .  Fifth Third Short Term Bond Fund
 .  Fifth Third Michigan Municipal Bond Fund
 .  Fifth Third Municipal Bond Fund


This Statement of Additional Information is incorporated in its entirety into this Prospectus. This SAI should be read with the Prospectuses of the Funds.

To receive a copy of any Prospectus, you may write the Trust or call toll-free
(888) 799-5353.  This SAI is not a prospectus.

                               Fifth Third Funds
                              c/o Fifth Third Bank
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST..................................................  ii

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS......................................   1

 Investment Objectives...............................................................   1
 Investment Limitations..............................................................   1
 Fundamental Limitations.............................................................   1
 Non-Fundamental Limitations.........................................................   2
 Fundamental Limitations Money Market Funds..........................................   3
 Non-Fundamental Limitations Money Market Funds......................................   6

ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES............   7

 Types of Investments................................................................   7
 Portfolio Turnover..................................................................  18

FIFTH THIRD FUNDS MANAGEMENT.........................................................  21

 Officers and Trustees...............................................................  21
 Trust Ownership.....................................................................  21
 Trustee Liability...................................................................  21
 Codes of Ethics.....................................................................  21

INVESTMENT ADVISORY SERVICES.........................................................  22

 Investment Advisor to the Trust.....................................................  22
 Advisory Fees.......................................................................  22
 Administrative Services.............................................................  22
 Custody of Fund Assets..............................................................  22
 Transfer Agent and Dividend Disbursing Agent........................................  22

BROKERAGE TRANSACTIONS...............................................................  24

PURCHASING SHARES....................................................................  25

 Distribution Plan and Administrative Services Agreement (Investment C Shares Only)..  25
 Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares.........  26
 Conversion of Investment B shares to Investment A shares............................  26
 Conversion to Federal Funds.........................................................  26
 Exchanging Securities for Fund Shares...............................................  26
 Payments to Dealers.................................................................  26

REDEEMING SHARES.....................................................................  27

 Redemption in Kind..................................................................  27
 Postponement of Redemptions.........................................................  27

DETERMINING NET ASSET VALUE..........................................................  27

 Determining Market Value of Securities..............................................  28
 Trading in Foreign Securities.......................................................  29

TAX STATUS...........................................................................  29

 Foreign Taxes.......................................................................  32
 PERFORMANCE COMPARISONS.............................................................  33

FINANCIAL STATEMENTS.................................................................  35

APPENDIX.............................................................................  36

                      GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated September 15, 1988.

The Trust's Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities, and it permits the Trust to offer separate classes of each such series. This SAI relates to the following funds (collectively, the "Funds"):
Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Michigan Municipal Money Market Fund (collectively, the "Money Market Funds"), Fifth Third International GDP Fund, Fifth Third Small Cap Growth Fund, Fifth Third Large Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Value Fund (collectively, the "Equity Funds"), Fifth Third Short Term Bond Fund ("Bond Fund"), Fifth Third Michigan Municipal Bond Fund and Fifth Third Municipal Bond Fund (collectively, the "Municipal Bond Funds"). Currently, the Trust offers shares of the following Funds and shares of the following classes of each Fund:

----------------------------------------------------------------------------------------------------------------------
Funds                   Institutional      Advisor       Service       Investment A     Investment B     Investment C
----------------------------------------------------------------------------------------------------------------------
Fifth Third
Institutional                 x                             x
Government Money
Market Fund
("Institutional
Government Money
Market Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third
Institutional Money           x                             x
Market Fund
("Institutional Money
Market Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan
Municipal Money               x               x                             x
Market Fund
("Michigan Municipal
Money Market Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third
International GDP             x               x                             x                x                x
Fund ("International
GDP Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Small Cap
Growth Fund ("Small           x               x                             x                x                x
Cap Growth Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap
Growth Fund ("Large           x               x                             x                x                x
Cap Growth Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Equity
Index Fund ("Equity           x               x                             x                x                x
Index Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Large Cap
Value Fund ("Large            x               x                             x                x                x
Cap Value Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Short Term
Bond Fund ("Short             x               x                             x                x                x
Term Bond Fund")
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Fifth Third Michigan
Municipal Bond Fund           x               x                             x                x                x
("Michigan Municipal
Bond Fund")
----------------------------------------------------------------------------------------------------------------------
Fifth Third Municipal
Bond Fund                     x               x                             x                x                x
("Municipal Bond
Fund")
----------------------------------------------------------------------------------------------------------------------


     Each Fund is an "open-end" management investment company and is a "diversified" company, as those terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additonal Information, the Fifth Third Funds' shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fifth Third Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     Shares of the Fifth Third Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Advisor, Investment A, Investment B, and Investment C shares will be entitled to vote on matters submitted to Shareholder vote with regard to the distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of the Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fifth Third Funds at a meeting duly called for the purpose, which meeting share be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

     As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fifth Third Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of a (a) 67% or more of the vote of Shareholders of the Fifth Third Funds or such Fund present at such a meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Fifth Third Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fifth Third Funds or such Fund.

     The Trustees are responsible for managing the business and affairs of the Trust. All Funds are advised by Fifth Third Asset Management Inc. (the "Advisor").

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The prospectuses state the investment objective of each Fund and discusses certain investment policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectus.

   Investment Objectives

Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

   Investment Limitations

   Fundamental Limitations

Equity, Bond, and Municipal Bond Funds

Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders of a majority of that Fund's Shares.


Issuing Senior Securities and Borrowing Money.
----------------------------------------------

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed.

The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. None of the Funds will purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. Currently, none of the Funds intend to borrow money.

Pledging Assets.
----------------

The Funds will not mortgage, pledge, or hypothecate any of its net assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

Lending Cash or Securities.
---------------------------

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.


Investing in Commodities.
-------------------------

None of the Funds will purchase or sell commodities or commodity contracts except to the extent that the Funds may engage in transactions involving commodity futures contracts or options on commodity futures contracts.


Investing in Real Estate.
-------------------------

None of the Funds will purchase or sell real estate, including limited partnership interests, although each of these Funds may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.


Diversification of Investments.
-------------------------------

With respect to 75% of the value of their respective total assets, none of the Funds will purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets
would be invested in the securities of that issuer.   Fifth Third International
GDP Fund, Fifth Third Small Cap Growth Fund, Fifth Third Large Cap Growth Fund, Fifth Third Equity Index Fund, and Fifth Third Large Cap Value Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.


Concentration of Investments.
-----------------------------

The Equity Funds, the Bond Fund, and the Municipal Bond Funds will not invest 25% or more of the values of their respective total assets in any one industry, except that these Funds may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

The Michigan Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its respective total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Michigan Municipal Bond Fund may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements.

Underwriting.
-------------

None of the Funds will underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

     Non-Fundamental Limitations

Equity, Bond and Municipal Bond Funds

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.

Selling Short and Buying on Margin.
-----------------------------------

None of the Funds will sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Investing in Illiquid Securities.
----------------------------------

The Funds will not invest more than 15% of the value of their respective net assets in illiquid securities, including, as applicable, repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Advisor to be liquid, and non-negotiable time deposits with maturities over seven days.

Investing in Securities of Other Investment Companies.
------------------------------------------------------

The Funds will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

Money Market Funds

     Fundamental Limitations

Except as provided below, each Fund has adopted the following fundamental investment limitations. As fundamental investment limitations, they cannot be changed with respect to a Fund without approval of the holders or a majority of that Fund's Shares.


Selling Short and Buying on Margin.
-----------------------------------

None of the Funds will sell any securities short or purchase any securities on margin, but each may obtain such short-term credit as may be necessary for clearance of purchases and sales.


Issuing Senior Securities and Borrowing Money.
----------------------------------------------

None of the Funds will issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any direct borrowings need not be collateralized. None of the Funds considers the issuance of separate classes of shares to involve the issuance of "senior securities" within the meaning of this investment limitation.

None of the Funds will purchase any securities while borrowings in excess of 5% of its total assets are outstanding. None of the Funds has any present intention to borrow money.

Pledging Assets.
----------------

The Funds will not mortgage, pledge, or hypothecate more than 15% of their net assets, except to secure permitted borrowings. In these cases, a Fund may pledge assets as necessary to secure such borrowings. For purposes of this limitation, where applicable, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Fund's assets.

Concentration of Investments.
----------------------------

The Fifth Third Institutional Government Money Market Fund and the Fifth Third Instituional Money Market Fund will not invest 25% or more of the values of their respective total assets in any one industry, except that these Funds may invest more than 25% of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

Investing in Commodities, Commodity Contracts, or Real Estate.
-------------------------------------------------------------

The Funds will not invest in commodities, commodity contracts, or real estate, except that they may purchase money market instruments issued by companies that invest in real estate or sponsor such interests.

Underwriting.
-------------

The Funds will not engage in underwriting of securities issued by others.


Lending Cash or Securities.
--------------------------

The Funds will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, publicly or non-publicly issued municipal bonds, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies and limitations or the Trust's Declaration of Trust.

Diversification of Investments.
------------------------------

With respect to 75% of the value of its total assets, the Funds will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. For purposes of this limitation, non-governmental users of facilities financed by industrial development or pollution control revenue bonds and banks issuing letters of credit or comparable guarantees supporting variable rate demand municipal securities are considered to be issuers.

     Non-Fundamental Limitations

Money Market Funds

Except as provided below, each Fund has adopted the following non-fundamental investment limitations. As non-fundamental investment limitations, they may be changed by the Trustees without shareholder approval.


Investing in Securities of Other Investment Companies.
-----------------------------------------------------

The Funds will limit investments in securities of other investment companies as required by the 1940 Act. Under the 1940 Act, investment company securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets. Additionally, the 1940 Act permits a Fund to purchase securities of an investment company if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

Investing in Illiquid Securities.
--------------------------------

None of the Funds will invest more than 10% of the value of its net assets in illiquid securities.

The Michigan Municipal Money Market Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its respective total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Michigan Municipal Bond Fund may invest as temporary investments more than 25% of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, i.e., repurchase agreements, may invest more than 25% of its assets in industrial development bonds.

Dealing in Puts and Calls.
-------------------------

The Fifth Third Institutional Government Money Market Fund, Fifth Third Institutional Money Market Fund, and Fifth Third Michigan Municipal Money Market Fund will not buy or sell puts, calls, straddles, spreads, or any combination of these.

Diversification of Investments
------------------------------

In order to comply with the SEC regulations relating to money market funds, the Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except 25% of the value of their total assets which, in the case of the Michigan Municipal Money Market Fund, may be invested without regard to the 5% limit in "First Tier Securities" (as defined by the SEC), and, in the case of the Institutional Government Money Market Fund and the Institutional Money Market Fund, may be invested in First Tier Securities of any one issuer for up to three business days.

   ADDITIONAL RISKS AND INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES

     Types of Investments

Bank Instruments.
----------------

The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third International GDP Fund, the Fifth Third Small Cap Growth Fund, the Fifth Third Large Cap Growth Fund, the Fifth Third Equity Index Fund, the Fifth Third Large Cap Value Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, these instruments are not necessarily guaranteed by those organizations.

In addition to domestic bank obligations such as certificates of deposit; demand and time deposits, and bankers' acceptances, the Money Market Funds may invest in: (a) Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; (b) Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and (c) Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.


Futures and Options Transactions.
--------------------------------

All of the Funds, other than the Money Market Funds, may engage in futures and options transactions as described below to the extent consistent with their investment objectives and policies.

As a means of reducing fluctuations in the net asset value of Shares of the Funds, the Funds may attempt to hedge all or a portion of their portfolio through the purchase of put options on portfolio securities and put options on financial futures contracts for portfolio securities. The Funds may attempt to hedge all or a portion of their portfolio by buying and selling financial futures contracts and writing call options on futures contracts. The Funds may also write covered call options on portfolio securities to attempt to increase current income.

The Funds will maintain their position in securities, options, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out over-the-counter or on an exchange which provides a secondary market for options of the same series.


Futures Contracts.
-----------------

The Funds, other than the Money Market Funds, may enter into futures contracts. A futures contract is a firm commitment by, the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. However, a securities index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying security in the index is made.

Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government at a certain time in the future.

The purpose of the acquisition or sale of a futures contract by a Fund is to protect it from fluctuations in the value of securities caused by unanticipated changes in interest rates or stock prices without necessarily buying or selling securities. For example, in the fixed income securities market, price moves inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Fund could enter into contracts to "go short" to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" to hedge against a decline in market interest rates.

Stock Index Options.
-------------------

The Funds, other than Money Market Funds and the Fifth Third Municipal Bond Fund, may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Funds' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Funds of options on stock indices will be subject to the ability of the Advisor to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


Put Options on Financial Futures Contracts.
------------------------------------------

The Funds, other than Money Market Funds and the Fifth Third Municipal Bond Fund, may purchase listed put options on financial futures contracts. The Funds would use these options only to protect portfolio securities against decreases in value resulting from market factors such as anticipated increase in interest rates.

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the realized decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Call Options on Financial Futures Contracts.
-------------------------------------------

The Funds, other than the Money Market Funds and the Fifth Third Municipal Bond Fund, may write listed call options or over-the-counter call options on futures contracts, to hedge their portfolios against an increase in market interest rates. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise and cause the price of futures to decrease, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Fund's call option position to increase. In other words, as the underlying future's price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can help substantially offset the drop in value of a Fund's portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the realized decrease in value of the hedged securities.

Limitation on Open Futures Positions.
------------------------------------

No Fund will maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the securities or securities index underlying the futures contract and the futures contracts. If a Fund exceeds this limitation at any time, it will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.


"Margin" in Futures Transactions.
--------------------------------

Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that a futures contract's initial margin does not involve the borrowing by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin, "equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. The Funds are also required to deposit and maintain margin when they write call options on futures contracts.


Purchasing Put Options on Portfolio Securities.
----------------------------------------------

The Funds, other than the Money Market Funds and the Fifth Third Municipal Bond Fund, may purchase put options on portfolio securities to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.

Writing Covered Call Options on Portfolio Securities.
----------------------------------------------------

The Funds, other than the Money Market Funds, may also write covered call options to generate income. As the writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. A Fund may sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or securities for which it has segregated cash in the amount of any additional consideration).


Over-the-Counter Options.
------------------------

The Funds, other than the Money Market Funds, may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Fund and not traded on an exchange.

Collateralized Mortgage Obligations ("CMOs").
--------------------------------------------

The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may invest in CMOs.

Privately issued CMOs generally represent an ownership interest in a pool of federal agency mortgage pass-through securities such as those issued by the Government National Mortgage Association. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

The market for such CMOs has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

Certain debt securities such as, but not limited to, mortgage-related securities, collateralized mortgage obligations (CMO's), asset backed securities and securitized loan receivables, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of compliance with stated maturity policies and calculation of the Funds' weighted average maturity, the effective maturity of such securities will be used.


Convertible Securities.
----------------------

The Fifth Third Large Cap Growth Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Value Fund, Fifth Third Short Term Bond Fund, Fifth Third Michigan Municipal Bond Fund, and Fifth Third Municipal Bond Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each of these Funds will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise the Fund may hold or trade convertible securities.

In selecting convertible securities for the Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Guaranteed Investment Contracts.
-------------------------------

The Fifth Third Short Term Bond Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

Warrants.
---------

The Fifth Third International GDP Fund, the Fifth Third Small Cap Growth Fund, the Fifth Third Large Cap Growth Fund, the Fifth Third Equity Index Fund, and the Fifth Third Large Cap Value Fund may invest in warrants except as limited above. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.


Municipal Securities.
--------------------

The Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may invest in municipal securities of any state which have the characteristics set forth in the prospectus of that Fund. Examples of Municipal Securities are (a) governmental lease certificates of participation issued by state or municipal authorities where payment is secured by installment payments for equipment, buildings, or other facilities being leased by the state or municipality; government lease certificates purchased by the Fund will not contain nonappropriation clauses; (b) municipal notes and tax-exempt commercial paper;
(c) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f) bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. government obligations; and (h) general obligation bonds.


Participation Interests.
-----------------------

The Funds (other than the Equity Funds) may invest in participation interests. Participation interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which a Fund would be allowed to invest in directly. The financial institutions from which the Funds may purchase participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Funds the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days).

Stripped Obligations.
--------------------

The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may purchase U.S. Treasury Obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institution. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal Securities." Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may acquire other U.S. Government obligations and their unmatured interest coupons that have been stripped by their holder. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Variable Rate Municipal Securities.
----------------------------------

The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Short Term Bond Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed income obligations. Many municipal securities with variable interest rates purchased by the Funds are subject to repayment of principal (usually within seven days) on the Funds' demand. The terms of these variable-rate demand instruments require payment of principal and accrued interest from the issuer of the obligations, the issuer of the participation interests, or a guarantor of either issuer.

Loan Participation Notes.
------------------------

The Fifth Third Institutional Money Market Fund and the Fifth Third Michigan Municipal Money Market Fund, may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

Municipal Leases.
----------------

The Fifth Third Institutional Government Money Market Fund, the Fifth Third Institutional Money Market Fund, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In determining the liquidity of municipal lease securities, the Advisor, under the authority delegated by the Trustees, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee; (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and, prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"); and (e) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Standby Commitments.
-------------------

The Fifth Third Michigan Municipal Bond Fund, Fifth Third Municipal Bond Fund and Fifth Third Michigan Municipal Money Market Fund may enter into standby commitments with respect to municipal obligations held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Standby commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Cash.
-----

From time to time, such as when suitable securities are not available, the Funds may retain a portion of their assets in cash. Any portion of a Fund's assets retained in cash will reduce the Fund's return and, in the case of a Bond Fund and Money Market Fund, the Fund's yield.


Foreign Currency Transactions.
-----------------------------

The International GDP Fund may engage in foreign currency transactions.


Currency Risks.
--------------

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the International GDP Fund values its assets daily in U.S. dollars, the International GDP Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The International GDP Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

The International GDP Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The International GDP Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.


Forward Foreign Currency Exchange Contracts.
-------------------------------------------

The International GDP Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Advisor believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the International GDP Fund's best interest to do so. The International GDP Fund will not speculate in foreign currency exchange.

The International GDP Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Advisor believes will tend to be closely correlated with that currency with regard to price movements. Generally, the International GDP Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options.
------------------------

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the International GDP Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the International GDP Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the International GDP Fund would not have to exercise their put option. Likewise, if the International GDP Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the International GDP Fund would not have to exercise its call. Instead, the International GDP Fund could acquire in the spot market the amount of foreign currency needed for settlement.


Special Risks Associated with Foreign Currency Options.
------------------------------------------------------

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the International GDP Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the International GDP Fund will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.


Foreign Currency Futures Transactions.
---------------------------------------

By using foreign currency futures contracts and options on such contracts, the International GDP Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The International GDP Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

Special Risks Associated with Foreign Currency Futures Contracts and Related
----------------------------------------------------------------------------
Options.
-------

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the International GDP Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the International GDP Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.


U.S. Government Obligations.
---------------------------

The types of U.S. government obligations in which any of the Funds may invest include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

    .   the full faith and credit of the U.S. Treasury;

    .   the issuer's right to borrow from the U.S. Treasury;

    . the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentality issuing the obligations.

Variable Rate U.S. Government Securities.
----------------------------------------

Some of the short-term U.S. government securities that the Money Market Funds may purchase carry variable interest rates. These securities have a rate of interest subject to adjustment at least annually. This adjusted interest rate is ordinarily tied to some objective standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates will reduce the changes in the market value of such securities from their original purchase prices. Accordingly, the potential for capital appreciation or capital depreciation should not be greater than the potential for capital appreciation or capital depreciation of fixed interest rate U.S. government securities having maturities equal to the interest rate adjustment dates of the variable rate U.S. government securities.


When-Issued and Delayed Delivery Transactions.
---------------------------------------------

Each Fund may enter into when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked-to-market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 15% of the total value of their assets.


Repurchase Agreements.
---------------------

Each Fund may enter into repurchase agreements. A repurchase agreement is an agreement whereby a Fund takes possession of securities from another party in exchange for cash and agrees to sell the security back to the party at a specified time and price. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements.
-----------------------------

Except as provided above, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on a Fund's records at the trade date. These securities are marked-to-market daily and maintained until the transaction is settled.


Lending of Portfolio Securities.
-------------------------------

Each Fund may lend portfolio securities. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Restricted and Illiquid Securities.
----------------------------------

Each Fund may invest in securities issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) securities are restricted as to disposition under the federal securities laws and are generally sold to institutional investors, such as the Funds, who agree that they are purchasing such securities for investment purposes and not with a view to public distributions. Any resale by the purchaser must be in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. The Funds believe that Section 4(2) securities and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) securities, as determined by the Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange commission ("SEC") staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades.


Temporary and Defensive Investments.
-----------------------------------

Each Fund (other than the Money Market Funds) may hold up to 100% of its assets in money market instruments for temporary defensive purposes. The Money Market Funds may hold up to 100% of their assets in cash. The Fifth Third Short Term Bond Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may shorten their dollar-weighted average maturity below its normal range if such action is deemed appropriate by the Advisor. The Fifth Third Michigan Municipal Bond Fund may invest in municipal bonds the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The Fifth Third Michigan Municipal Money Market Fund may invest in short-term taxable money market obligations. The Funds will adopt a temporary defensive position when, in the opinion of the Advisor, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies.

     Portfolio Turnover

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. This section would normally include a chart comparing the last two fiscal years' portfolio turnover rate for each Fund. Because the Fund has not commenced operations, the chart is not shown at this time. If and when the consolidation transaction of the Kent Funds occurs, this chart will reflect the history of those Funds.


     Investment Risks (Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund)

The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. However it has been undergoing certain basic changes in its underlying structure and these changes continued in 2000. These changes reflect a diversifying economy which is somewhat less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be somewhat less susceptible to cyclical swings and somewhat more resilient when national downturns occur.

     Total wage and salary employment is estimated to have grown by 0.9% in 2000. The rate of unemployment is estimated to have been 3.4% in 2000, below the national average for the seventh consecutive year. Personal income grew at an estimated 6.1% annual rate in 1999.

     During the past six years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, a substantial part of which were transferred to the State's counter-cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion.

     The State budget for the 2000-2001 fiscal year, which began October 1, 2000, projects State General Fund/General Purpose revenues of approximately $9.6 billion, approximately the same as in the prior year. Among the budget uncertainties facing the State during the next several years are whether the recently-enacted school finance reform package will provide adequate revenues to fund Kindergarten through Twelfth Grade education in the future, the extent to which international financial crises or declines in the national domestic economy will adversely affect Michigan's economy, particularly automobile production, and the uncertainties presented by proposed changes in Federal aid policies for state and local governments.

     The State Constitution provides that proposed expenditures and revenues of any State operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

     The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

     If in any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess must be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget and Economic Stabilization Fund, a cash reserve intended to mitigate the adverse effects on the State budget of downturns in the business cycle. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

     The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

     The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short-and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the Superintendent of Public Instruction, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     The State has issued and outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2000, the State had approximately $900 million of general obligations bonds outstanding.

     The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts.

     As of March 15, 2001, the ratings on State of Michigan general obligation bonds have continued as "Aaa" by Moody's, "AAA" by S&P and "AA+" by Fitch IBCA. There is no assurance that such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Because all or most of the Michigan Municipal Obligations are revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan Municipal Obligations may be different from those given to the State of Michigan.

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving other budgetary reductions to school districts and governmental units, and court funding. The ultimate disposition of these proceedings was not determinable as of early 2001.

     The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

     On March 15, 1994, Michigan voters approved a property tax and school finance reform measure known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% (new to 4.2% in 2001), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     Proposal A shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

                         FIFTH THIRD FUNDS MANAGEMENT

        Officers and Trustees

Officers and Trustees of the Trust are listed with their addresses, principal occupations, and present positions. The Board of Trustees of the Fifth Third Funds has overall responsibility for the Funds. There are currently three Trustees, one of whom is an "interested person" of the Funds, as that term is defined the 1940 Act.

     Albert E. Harris, 5905 Graves Road, Cincinnati, OH 45243. Birthdate: July 2, 1932. Chairman of the Board of Trustees of the Trust, formerly Chairman of the Board EDB Holdings, Inc. an eyeglass retailer (retired July, 1993).

     Edward Burke Carey*, 394 East Town Street, Columbus, OH 43215. Birthdate:
     July 2, 1945. Member of the Board of Trustees, President of Carey Realty Investments.

     J. Joseph Hale, Jr., 139 E. Fourth Street, 2900 AT, Cincinnati, OH 45202.
     Birthdate: September 11, 1949. Member of the Board of Trustees, President of The Cincinnati Gas & Electric Co., The Union Light Heat & Power Co., Vice President, Corporate Communications Cinergy Corp, and President of Cinergy Foundation, Inc. (Formerly PSI Foundation).

     Jeffrey C. Cusick, 3435 Stelzer Road, Columbus, Ohio 43219-3035. Birthdate:
     May 19, 1959. Vice President of the Trust, and formerly the Secretary and Treasurer of the Trust, employee of BISYS Fund Services, Inc.; from September 1993 to July 1995, Assistant Vice President, Federated Administrative Services.

     Rodney L. Ruehle, 3435 Stelzer Road, Columbus, Ohio 43219-3035. Birthdate:
     April 26, 1968. Secretary of the Trust, and Director, Administrative Services of BISYS Fund Services, Limited Partnership.

     Gary R. Tenkman, 3435 Stelzer Road, Columbus, Ohio 43219-3035. Birthdate:
     September 16, 1970. Treasurer of the Trust, and Vice President, Financial Services of BISYS Fund Services, Limited Partnership.

     Karen L. Blair, 3435 Stelzer Road, Columbus, Ohio 43219-3035. Birthdate:
     February 26, 1966. Assistant Secretary and Assistant Treasurer of the Trust, and Director, Client Services of BISYS Fund Services, Limited Partnership.

     *Considered to be an "interested person" of the Funds as defined in the 1940 Act.

       Trust Ownership

     As of May 29, 2001, the Officers and Trustees owned less than 1% of any class of any Fund.

       Trustee Liability


The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

       Codes of Ethics

Fifth Third Asset Management Inc., as investment advisor to the Funds, and BISYS Fund Services Limited Partnership ("BISYS"), as distributor of Fund shares, has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code permits personnel subject to the code to invest in securities that may be purchased or held by the Funds.

                         INVESTMENT ADVISORY SERVICES

     Investment Advisor to the Trust

Fifth Third Asset Management Inc. serves as investment advisor to all Funds. It provides investment advisory services through its Trust and Investment Division. Fifth Third Asset Management Inc. is a wholly-owned subsidiary of Fifth Third Bank.

The advisor shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


     Advisory Fees

For its advisory services, Fifth Third Asset Management Inc. receives an annual investment advisory fee as described in the prospectus.

     Administrative Services

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, provided administrative personnel and services to the Funds for the fees set forth in the prospectus.

Fifth Third Bank performs sub-administration services on behalf of each Fund, for which it receives compensation from BISYS.

     Custody of Fund Assets

Under the custodian agreement, Fifth Third Bank holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Fees for custody services are based upon the market value of Fund securities held in custody plus out-of-pocket expenses.

     Independent Auditors

Arthur Andersen LLP, 700 Pete Rose Way Suite 400, Cincinnati, Ohio 45202 serves as the Fund's independent auditor.

     Transfer Agent and Dividend Disbursing Agent

Fifth Third Bank serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to the transfer agent is based upon the size, type and number of accounts and transactions made by shareholders. Fifth Third Bank also maintains the Trust's accounting records. The fee paid for this service is based upon the level of the Funds' average net assets for the period plus out-of-pocket expenses.

BISYS Fund Services Ohio, Inc. serves as the sub-transfer agent for the Funds. The fee paid for this service is based upon the level of the Fund's average daily net assets ("asset based fee") plus out-of-pocket expenses. In the event, the combined net assets of all of the Funds fall below $3.5 billion at any time during the period, the fee paid shall be the sum of the asset-based fee and an account-based fee.


     Legal Counsel

Ropes & Gray, Suite 800 East, One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005 is counsel to the Funds.

     Underwriter

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor to the Fund. Rodney Ruele, Gary R. Tenkman, and Karen L. Blair are affiliated persons as officers of the Fund and employees of BISYS.

                            BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Advisor looks for prompt execution of the order at a favorable price. In working with dealers, the Advisor will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Advisor makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees.

The Advisor may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Advisor and may include advice as to the advisability of investing in securities, security analysis and reports, economic studies, industry studies, receipt of quotations for portfolio evaluations, and similar services.

The Advisor and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Research services provided by brokers may be used by the Advisor in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Advisor or its affiliates might otherwise have paid, it would tend to reduce their expenses.

Allocation of transactions, including their frequency, to various dealers is determined by the Advisor in its best judgment and in a manner deemed fair and reasonable to Shareholders. The major consideration in allocating brokerage business is the assurance that best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. Such information may be useful to Fifth Third Bank in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor in carrying out its obligations to the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, the Advisor may invest Fund assets in the same securities and at the same time as it invests assets of other accounts that it manages. When one of the Funds and one or more other accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

                               PURCHASING SHARES

Shares of the Funds are sold at their net asset value, less any applicable sales charge on days the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. The procedure for purchasing Institutional, Advisor, Investment A, Investment B or Investment C shares of the Funds is explained in the prospectus for such Fund and Class under "Investing in the Funds."

   Distribution Plan and Administrative Services Agreement (Investment C Shares
   Only)

With respect to Advisor, Service, Investment A, Investment B, and Investment C shares of the Funds, the Trust has adopted a Plan pursuant to Rule l2b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's Shares subject to the Plan. Such activities may include the advertising and marketing of Shares; preparing printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating the Plan. Pursuant to the Plan, the distributor may enter into agreements to pay fees to brokers for distribution and administrative support services and to other participating financial institutions and persons for distribution assistance and support services to the Funds and their shareholders. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to: communicating account openings; communicating account closings; entering purchase transactions; entering redemption transactions; providing or arranging to provide accounting support for all transactions, wiring funds and receiving funds for Share purchases and redemptions, confirming and reconciling all transactions, reviewing the activity in Fund accounts, and providing training and supervision of broker personnel; posting and reinvesting dividends to Fund accounts or arranging for this service to be performed by the Funds' transfer agent; and maintaining and distributing current copies of prospectuses and shareholder reports to the beneficial owners of Shares and prospective shareholders.

The Trustees expect that the Plan will result in the sale of a sufficient number of Shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and assist a Fund in seeking to achieve its investment objective.

Advisor, Investment A, Investment B, and Investment C shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services.

Pursuant to the Plan, with respect to Advisor shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.50% of the average aggregate net asset value of the Advisor shares of each applicable Fund held during the month.

Pursuant to the Plan, with respect to Investment A and Service shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment A and Service shares respectively of each applicable Fund held during the month.

Pursuant to the Plan, with respect to Investment B Shares, the Funds which offer Investment B shares, are authorized to compensate the distributor at the annual rate of up to 1.00% of the average aggregate net asset value of the Investment B shares of each applicable Fund held during the month.

Pursuant to the Plan, with respect to Investment C shares, the Funds are authorized to compensate the distributor at the annual rate of up to 0.75% of the average aggregate net asset value of the Investment C shares of each applicable Fund held during the month. In addition, Investment C shares will also pay a shareholder servicing fee of up to 0.25% of average aggregate net assets of the Investment C shares.

   Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares

Investors may purchase Investment A shares of the Funds at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund. If the purchase of Investment A shares is made with proceeds from the redemption of mutual fund shares that were not sold with a sales charge or commission, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Investment A shares at net asset value. The purchase must be made within 60 days of the redemption, and the Funds must be notified by the investor in writing, or by his financial institution, at the time the purchase is made.

   Conversion of Investment B shares to Investment A shares

A shareholder's Investment B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Investment A shares of the Fund at the end of eight years following the issuance of such shares, consequently, they will no longer be subject to the higher expenses borne by Investment B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Investment A shares than the shares so converted.

   Conversion to Federal Funds

It is the Funds' policy to be as fully invested as possible so that maximum interest or dividends may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Fifth Third Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

   Exchanging Securities for Fund Shares

Investors may exchange securities they already own for Shares of a Fund or they may exchange a combination of securities and cash for Fund Shares. Any securities to be exchanged must, in the opinion of the Advisor, meet the investment objective and policies of each Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Fifth Third Bank. A Fund will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by the Advisor.

A Fund values such securities in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of Shares of a Fund on the day the securities are valued. One Share of a Fund will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of a Fund, along with the securities.

   Payments to Dealers

Authorized broker-dealers, financial institutions and other financial intermediaries who sell shares of Fifth Third Funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. Such compensation is paid by the Distributor using money from sales charges, distribution/service (12b-1) fees and its other resources. From time to time, the Distributor may elect to pay up to the following amounts:

         AMOUNT OF                       INVESTMENT
      INVESTMENT ($)                      A SHARES
      --------------                      --------

Under 50,000                                 3.825%
50,000 but under 100,000                      3.40%
100,000 but under 150,000                     2.55%
150,000 but under 250,000                     1.70%

250,000 but under 500,000                    0.85%
500,000 and above                            0.50%*
-----------------

* A 1% contingent deferred sales charge shall apply on any portion redeemed within one year of purchase. Such charge will be applied to the value of the assets redeemed at the time of purchase or at the time of redemption, whichever is lower. Payment is available to those financial professionals with an agreement with the Distributor which provides for such payment. The Distributor currently imposes no additional conditions on any financial professional to amend its agreement with the Distributor to provide for such payment.

Under certain circumstances the Distributor and/or the Advisor may use its own funds to compensate broker-dealers, financial institutions, and intermediaries in amounts that are additional to the amounts paid by the Distributor.

Brokers and agents may charge a transaction fee on the purchase or sale of shares by shareholders.

                               REDEEMING SHARES

Shares are redeemed at the next computed net asset value after a Fund receives the redemption request, less any contingent deferred sales charge. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although the Funds do not charge for telephone redemptions, they reserve the right to charge a fee for the cost of wire-transferred redemptions.

Investment A shares and Investment C shares redeemed within one (1) year of purchase and Investment B shares redeemed within six (6) years of purchase may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be reduced with respect to a particular shareholder where a financial institution selling Investment B and/or Investment C shares elects not to receive a commission from the distributor with respect to its sale of such shares.

     Redemption in Kind

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

     Postponement of Redemptions

No Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the SEC may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided in this Statement of Additional Information.

                          DETERMINING NET ASSET VALUE

Net asset values of the Funds generally may change each day. The days on which the net asset value is calculated by these Funds are described in the prospectus.

       Determining Market Value of Securities

The value of the Funds' portfolio securities (with the exception of the Money Market Funds) are determined as follows:

 . for equity securities, according to the last sale price on a national securities exchange, if available;

 . in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;

 .  for unlisted equity securities, the latest bid prices;

 . for bonds and other fixed income securities, as determined by an independent pricing service;

 . for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; or

 . for all other securities, at fair value as determined in good faith by the Board of Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Funds will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determine in good faith that another method of valuing option positions is necessary to appraise their fair value.

Valuing Municipal Bonds

With respect to the Municipal Bond Funds, the Trustees use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices.

Use of Amortized Cost

The Trustees have decided that the fair value of debt securities authorized to be purchased by the Money Market and by the other Funds with remaining maturities of 60 days or less at the time of purchase may be their amortized cost value, unless the particular circumstances of the security indicate otherwise. Under this method, portfolio instruments and assets are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. The Trustees continually assess this method of valuation and recommends changes where necessary to assure that the Fund's portfolio instruments are valued at their fair value as determined in good faith by the Trustees.

Monitoring Procedures

For the Money Market Funds, the Trustees' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market values. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.50% of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions

For the Money Market Funds, SEC rules require that a Money Market Fund limit its investments to instruments that, in the opinion of the Trustees or their delegate, present minimal credit risks and if rated, have received the requisite rating from one or more nationally recognized statistical rating organizations. If the instruments are not related, the Trustees or their delegate must determine that they are of comparable quality. Shares of investment companies purchased by a Money Market Fund will meet these same criteria and will have investment policies consistent with the Rule. The Rule also requires a Money Market Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable net asset value of $1.00 per share. In addition, no instruments with a remaining maturity
of more than 397 days can be purchased by a Money Market Fund.   Should the
disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, a Money Market Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.

A Money Market Fund may attempt to increase yield by trading portfolio securities to take advantage of short-term market variations. This policy may, from time to time, result in high portfolio turnover. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of a Money Market Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of a Money Market Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.


Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of regular trading on the New York Stock Exchange. In computing the net asset value, the Funds (other than the Money Market Funds) value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                                  TAX STATUS

Qualification as a Regulated Investment Company

Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) each year distribute at least 90% of its dividends, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its net capital gain income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.

Distributions

Each Fund will distribute at least annually any taxable income or realized capital gains. Distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gains, regardless of how long a Shareholder has held Fund shares. Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in Fund shares through automatic reinvestment. Any dividend declared by a Fund to Shareholders of record on a date in October, November or December generally is deemed to have been received by its Shareholders on December 31 of such year (and paid by the Fund on or before such time) provided that the dividend actually is paid during January of the following year.

If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Selling Shares

Shareholders who sell Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. If Fund Shareholders hold their Fund Shares as capital assets, the gain or loss will be a capital gain or loss. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2000, the maximum capital gain tax rate for capital assets (including Fund Shares) held by a non-corporate Shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and Shareholders should consult their tax advisors before making such an election.

Any loss will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund Shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund Shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Borrowing

If a Fund Shareholder borrows money to buy Fund Shares, such Shareholder may not deduct the interest on that loan. Under Internal Revenue Service rules, Fund Shares may be treated as having been bought with borrowed money even if the purchase of the Fund Shares cannot be traced directly to borrowed money.

Hedging

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Discount Securities

A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Backup Withholding

The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her tax return payments of interest or dividends.

The foregoing discussion and the one below regarding the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund under "TAX STATUS" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

     Tax Information regarding the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund

As described in the prospectus for the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund, such Funds are designed to provide investors with tax-exempt interest income. The Fifth Third Michigan Municipal Money Market Fund, the Fifth

Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

In order for the Fifth Third Michigan Municipal Money Market Fund, the Fifth Third Michigan Municipal Bond Fund, and the Fifth Third Municipal Bond Fund to pay federal tax-exempt dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of exempt-interest obligations.

The provisions regarding financial instruments, foreign currencies and foreign corporations may from time to time cause a Fund to recognize income in excess of cash received in a transaction. Moreover, a Fund's investment alternatives will to some extent be constrained by tax requirements applicable to regulated investment companies.

     Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's Shareholders in connection with the Fund's dividends received by them. In this case, Shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such Shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its Shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

                            PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates and market value of portfolio securities; changes in each Fund's expenses; and various other factors.

Each Fund's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return as described above.

Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

 . Dow Jones Industrial Average (the "DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

 . Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI-EAFE") is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax.

 . Lehman Muni Bond Fund Index is a broad-based total return index comprised of 8,000 Investment grade, fixed rate, tax-exempt, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured and pre-refunded bonds and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weights are updated monthly, with a one month lag.

 . Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank and the Bank for Co-Operatives; foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a Fitch rating of BBB.

 . Lehman Brothers 5-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities not less than four years but no more than six years, are investment grade and are selected from issues larger than $50 million dated since 1984.

 . Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

 . Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

 . Lehman Brothers Intermediate Government/Corporate Bond Index: An unmanaged index comprised of all the bonds issued by the Lehman Brothers
 Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

 . Lehman Brothers 7-Year Municipal Bond Index includes fixed-rate debt obligations of state and local government entities. The securities have maturities between seven and eight years, are investment grade and are selected from issues larger than $50 million dated since 1984.

 . Lipper, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature.

 . Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

 . Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better).

 . Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., in the BBB/Baa major rating category or better).

 . Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

 . Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

 . Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

 . Salomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high-grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

 . Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

 . S&P/BARRA Growth Index is a sub-index of the S&P 500 composite index of common stocks. The index represents approximately fifty percent of the S&P 500 market capitalization and is comprised of those companies with higher price-to-book ratios (one distinction associated with "growth stocks"). The index is maintained by Standard and Poor's in conjunction with BARRA, an investment technology firm.

 . S&P Mid Cap 400 Index is comprised of the 400 common stocks issued by medium-sized domestic companies whose market capitalizations range from $200 million to $5 billion. The stocks are selected on the basis of the issuer's market size, liquidity and industry group representation.

 . Standard & Poor's Ratings Group Daily Stock Price Indices of 500 and 400 Common Stocks are composite indices of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S&P indices assume reinvestment of all dividends paid by stocks listed on its indices. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P figures.

 . Wilshire Mid Cap 750 Index is a subset of the Wilshire 5000 index of common stocks. The Mid Cap 750 index consists of those Wilshire 5000 companies ranked between 501 and 1,250 according to market capitalization. The index ranges in market capitalization from $400 million to $1.7 billion.

 Advertisements and other sales literature for the Funds may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Funds based on monthly/quarterly reinvestment of dividends over a specified period of time.

 Advertisements may quote performance information which does not reflect the effect of the sales load.

                             FINANCIAL STATEMENTS

Because the Funds herein have not commenced operations, no financial statements are included herein.

                                   APPENDIX

Standard and Poor's Ratings Group Corporate and Municipal Bond Rating
Definitions

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications,

Moody's Investors Service, Inc. Corporate and Municipal Bond Rating Definitions

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-I +.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

NR--NR indicates that Fitch does not rate the specific issue. Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Standard and Poor's Ratings Group Municipal Note Rating Definitions

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service Short-Term Loan Rating Definitions

MIG1/VMIGI--This designation denotes best quality. There is a present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch Investors Service, Inc. Short-Term Debt Rating Definitions

F-1 +--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-I+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-I + and F-1 categories.

Standard and Poor's Ratings Group Commercial Paper Rating Definitions

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc. Commercial Paper Rating Definitions

Prime-1 --Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics:

 . Leading market positions in well-established industries.

 . High rates of return on funds employed.

 . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

 . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.